SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐           Preliminary Proxy Statement
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒           Definitive Proxy Statement
☐           Definitive Additional Materials
☐           Soliciting Material Pursuant to Rule 14a-12

AZZ INCORPORATED
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

AZZ incorporated
University Centre I, Suite 200
1300 South University Drive
Fort Worth, Texas 76107

June 1, 2008

Dear Shareholder:

The Board of Directors and Management cordially invite you to attend our Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Tuesday, July 8, 2008, at the City Club, President’s Room, D.R. Horton Tower, 301 Commerce, Fort Worth, Texas 76102.  The formal Notice of the Annual Meeting of Shareholders and Proxy Statement are attached.  Please read them carefully.

It is important that your shares be voted at the meeting in accordance with your preference.  Please complete the proxy card located in the envelope’s address window by indicating your vote on the issues presented and sign, date and return the proxy card in the prepaid envelope provided.  If you are able to attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

Sincerely,

David H. Dingus
President and Chief Executive Officer

AZZ incorporated
University Centre I, Suite 200
1300 South University Drive
Fort Worth, Texas 76107

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 8, 2008

Our Annual Meeting of Shareholders (the “Annual Meeting”) will be held on Tuesday, July 8, 2008, at 10:00 a.m., local time, at the City Club, President’s Room, D.R. Horton Tower, 301 Commerce Street, Fort Worth, Texas 76102 for the following purposes:

(1)	to elect three directors to hold office, each for a term of three years;

(2)	to approve the amendments to the 2005 Long Term Incentive Plan described in the accompanying Proxy Statement;

(3)	to approve the adoption of the Employee Stock Purchase Plan described in the accompanying Proxy Statement; and

(4)	to transact any other business as may properly come before the Annual Meeting or any adjournment.

Only shareholders of record at the close of business on May 12, 2008, will be entitled to vote at the Annual Meeting.  A copy of our Annual Report to Shareholders for the year ended February 29, 2008, is enclosed with this Notice and Proxy Statement, but it does not form a part of our soliciting material.

To ensure that your vote will be counted, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed prepaid envelope, whether or not you plan to attend the Annual Meeting.  You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors,

Dana L. Perry,
Secretary

June 1, 2008
Fort Worth, Texas

PLEASE PROMPTLY SUBMIT YOUR PROXY BY MAIL
WHETHER OR NOT YOU INTEND
TO BE PRESENT AT THE ANNUAL MEETING.

AZZ incorporated
University Centre I, Suite 200
1300 South University Drive
Fort Worth, Texas 76107
_______________

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 8, 2008

The board of directors of AZZ incorporated is soliciting proxies for the 2008 Annual Meeting of Shareholders (the “Annual Meeting”).  You are receiving this proxy statement because you own shares of AZZ common stock that entitle you to vote at the meeting.  By use of a proxy, you can vote on the matters to be decided at the meeting without actually attending the meeting in person.  Simply complete, sign, date and return the enclosed proxy card in the envelope provided, and your shares will be voted at the meeting in accordance with your instructions.  If no instructions are given on your proxy card with respect to a matter to be voted on, your shares will be voted in accordance with the recommendation of the board of directors contained in this proxy statement.  Submitting your proxy by mail will not affect your right to attend the meeting and vote in person.

If you submit your proxy but later decide to change or revoke the instructions you provided, you may do so at any time before the proxies are voted at the meeting by notifying our corporate secretary in writing at University Centre I, Suite 200, 1300 South University Drive, Fort Worth, Texas 76107 that you wish to revoke your proxy, by delivering a subsequent proxy relating to the same shares, or by attending the Annual Meeting and voting in person.  Please note, however, that attendance at the Annual Meeting will not, in and of itself, result in your proxy being revoked.

AZZ will begin sending this proxy statement and the enclosed proxy card to our shareholders on or about June 1, 2008.

PROPOSAL 1

ELECTION OF DIRECTORS

Our bylaws, as amended to date, provide that the board of directors will consist of twelve members, classified into three classes, each class consisting of four directors, the members of which will serve three-year staggered terms.  We currently have nine directors, and there are three vacancies.  The six directors previously elected to serve until the 2009 and 2010 Annual Meeting of Shareholders will continue to serve out those terms.

The board of directors has nominated the three directors who were elected at the 2005 Annual Meeting of Shareholders, each of whose term expires at this year’s Annual Meeting, for election to a three-year term expiring at the 2011 Annual Meeting.  In order to be elected, a nominee for director must receive a plurality of the votes properly cast at the meeting in person or by proxy.  Therefore, the three nominees who receive the most votes will be elected, provided that a quorum is present at the meeting.

Each of the nominees has consented to serve if elected.  If for any unforeseen reason a nominee would be unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the board of directors.  However, the board has no reason to anticipate that any of the nominees will not be able to serve, if elected.  After the Annual Meeting, the board will have one vacancy among the group of directors whose term expires at the 2009 Annual Meeting, one vacancy among the group of directors whose term expires at the 2010 Annual Meeting and one vacancy among the group of directors whose term expires at the 2011 Annual Meeting.

Nominees for Terms Continuing to 2011

Martin C. Bowen, 64, has been a director of AZZ since 1993.  Mr. Bowen has been vice president and chief financial officer of Fine Line, a privately held investment holding company, for over five years.  Mr. Bowen is a director of Encore Acquisition Company, a publicly held company engaged in the acquisition, development and production of oil and natural gas reserves.

Sam Rosen, 72, has been a director of AZZ since 1996.  Mr. Rosen has been a partner in the law firm of Shannon, Gracey, Ratliff & Miller, L.L.P. since 1966, and is a director of GAINSCO, INC., a publicly held insurance holding company.

Kevern R. Joyce, 61, has been a director since 1997. Mr. Joyce was President and CEO of Cap Rock Energy Corporation, a privately owned electric utility, from June 2006 until February 2007.  Mr. Joyce was senior advisor to ZTEK Corporation from 2003 to 2006.  Mr. Joyce was president, chief executive officer and chairman of Texas New Mexico Power Company from 1994 to 2001, and senior advisor to that company until 2003.

Directors for Terms Expiring 2010

Dr. H. Kirk Downey, 65, has been a director of AZZ since 1992.  Dr. Downey currently is an independent business consultant and investor.  Dr. Downey served as professor of management, dean and associate provost for academic affairs at Texas Christian University from 1983 to 2000.  Dr. Downey is also chairman and a member of the board of trustees of LKCM Funds and LKCM Aquinas Funds, a publicly held family of mutual funds.

Daniel R. Feehan, 57, has been a director of AZZ since 2000.  Mr. Feehan has served as president and chief executive officer of Cash America International, Inc., a publicly held provider of specialty financial services, since 2000.  Prior to that, he served as president and chief operating officer of Cash America.  Mr. Feehan is also a director of Cash America and RadioShack Corporation, a publicly held company in the retail consumer electronic goods and services business.

Peter A. Hegedus, 67, joined AZZ’s Board in September 2006.  Mr. Hegedus is a member of the Supervisory Board of ABB Hungary, a specialty electrical equipment manufacturer, and prior to that served as the Country Manager-ABB Hungary and President of ABB Kft., a position he held since 1995, where he was responsible for all activities of the global ABB organization in Hungary.

Directors With Terms Expiring 2009

David H. Dingus, 60, has been a director of AZZ since 1999.  Mr. Dingus has served as AZZ’s president and chief executive officer since 2001, and served as president and chief operating officer from 1998 to 2001.

Dana L. Perry, 59, has been a director of AZZ since 1992.  Mr. Perry has served as AZZ’s senior vice president of finance, chief financial officer and secretary since January 2005, and, prior to that, served as vice president of finance, chief financial officer and assistant secretary.

Daniel E. Berce, 54, has been a director of AZZ since 2000.  Mr. Berce has been president and chief executive officer of AmeriCredit Corp., a publicly held national automobile consumer finance company, since August 2005 and served as president of AmeriCredit Corp. from April 2003 to August 2005 and as vice chairman and chief financial officer of AmeriCredit prior to that.  He serves on the boards of directors of AmeriCredit Corp. and Cash America International, Inc., a publicly held provider of specialty financial services.

The Board of Directors Recommends That You Vote “FOR” Each of the Nominees Listed Above Under the Heading “Nominees For Terms Continuing To 2011” For Terms Continuing Until the 2011 Annual Meeting.

MATTERS RELATING TO CORPORATE GOVERNANCE, BOARD STRUCTURE,
DIRECTOR COMPENSATION AND STOCK OWNERSHIP

Corporate Governance

The board of directors believes very strongly that good corporate governance is a prerequisite to achieving business success.  The board of directors has adopted formal, written Corporate Governance Guidelines designed to strengthen our corporate governance.  In 2003, the board amended those guidelines to meet new requirements of the U.S. Securities and Exchange Commission ("SEC") and The New York Stock Exchange ("NYSE").  Among other things, the enhanced guidelines contain standards for determining whether a director is independent.  The board also adopted a Code of Ethics applicable to all of our directors, officers and employees, and charters for each of the board’s committees.  The nominating and corporate governance committee is responsible for overseeing and reviewing the Corporate Governance Guidelines and Code of Ethics at least annually, and recommending any proposed changes to the full board for its approval.  The AZZ incorporated Corporate Governance Guidelines, Code of Ethics and charters for the audit, compensation and nominating and corporate governance committees are available on our web site at www.azz.com, under the heading "Investor Relations — Corporate Governance".

Director Independence

It is our policy that the board of directors will at all times consist of a majority of independent directors.  In addition, all members of the audit committee, compensation committee and nominating and corporate governance committee must be independent.  To be considered independent, a director must satisfy the independence requirements established by the NYSE and the SEC.  The board will consider and apply all facts and circumstances relating to a director in determining whether that director is independent.  The board has determined that all of the current members of the board of directors are independent except for directors David H. Dingus and Dana L. Perry.

Directors’ Attendance at Board and Committee Meetings and at the Annual Meeting of Shareholders

Our board of directors met five times during fiscal year 2008.  Each director attended at least 75% of the total number of board meetings and meetings of the board committee or committees on which he served during fiscal 2008.  Although we have no formal policy on the matter, all directors are encouraged to attend, and, typically have attended, our Annual Meeting of Shareholders.  All of our directors except Messrs. Bowen, Feehan, Joyce and Rosen attended the 2007 Annual Meeting of Shareholders.

Board Committees

There are three standing committees of the board of directors.  They are the nominating and corporate governance committee, the audit committee and the compensation committee.  A brief description of each committee’s function, the number of meetings held last fiscal year and the names of the directors who are members of the committees follows.

Nominating and Corporate Governance Committee.  The nominating and corporate governance committee is responsible for considering and making recommendations to the board regarding nominees for election to the board and the membership of the various board committees.  The committee is also responsible for recommendations to the board compensation of our directors and is responsible for establishing and overseeing the AZZ incorporated Corporate Governance Guidelines and the AZZ incorporated Code of Ethics described earlier in this proxy statement, as well as the Director Nomination Process which is set forth below.  The nominating and corporate governance committee met on six occasions during the last fiscal year.  Committee members are Directors Downey (chairman), Rosen and Bowen.

Audit Committee.  The audit committee provides assistance to the board in overseeing AZZ’s accounting, auditing, financial reporting and systems of internal controls regarding finance and accounting.  As part of its duties, the audit committee is directly responsible for the appointment, compensation, retention and oversight of our independent auditors.  The committee also reviews our quarterly and year-end financial statements.  The audit committee held five meetings during the last fiscal year.  During the last fiscal year, audit committee members were Directors Feehan (chairman), Berce, and Joyce.  The board of directors has determined that each member of the audit committee is an audit committee financial expert, as defined by the SEC, and has accounting or related financial management expertise within the meaning of NYSE listing standards.

Compensation Committee.  The compensation committee establishes, amends and oversees AZZ’s incentive-based compensation plans and sets compensation for our chief executive officer, our other executive officers and other senior management.  It also oversees the administration of other compensation and benefit plans and recommends to the board changes in or the establishment of compensation and benefit plans for our employees.  The committee held five meetings during the last fiscal year.  Compensation committee members are Directors Downey (chairman), Berce, Hegedus and Joyce.

Meetings of Independent Directors without Management Present

To empower our independent directors to serve as a more effective check on management, our independent directors meet at regularly scheduled executive sessions without members of AZZ’s management present.  The independent directors met without management present four times during the last fiscal year. Executive sessions ordinarily are held in conjunction with quarterly scheduled board meetings.  Dr. Downey, as our independent chairman of the board, presides over these meetings.

DIRECTOR COMPENSATION

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the board.

Fees Paid to Directors (Cash Compensation paid to Board Members)

Each director who was not an AZZ employee received the following cash compensation for services to the board during fiscal year 2008:

•      a fee of $18,000;

•      $1,500 for each quarterly meeting of the board of directors he attended;

•      $500 for each special meeting of the board of directors he attended; and

•	$1000 for each nominating and corporate governance committee or compensation committee meeting he attended as a member and $1,500 for each audit committee meeting.

The chairman of the compensation committee and of the nominating committee and corporate governance committee of the board of directors each received additional cash compensation of $1,500 during fiscal 2008, the chairman of the audit committee received additional cash compensation of $3,000 during fiscal 2008, and Director Downey received additional cash compensation of $69,200 for serving as independent chairman of our board of directors.

Under our 1999 Independent Director Share Ownership Plan, each continuing independent director was granted 500 shares of common stock following each annual meeting of the shareholders, beginning with the 1999 Annual Meeting and continuing until the 2004 Annual Meeting, at which time the number of shares granted increased to 1,000.

Additionally, stock appreciation rights ("SARs") have been granted from time to time to our non-employee directors.  During fiscal 2008, 2,960 SARs, adjusted to reflect a two-for-one stock split effected in the form of a stock dividend on May 4, 2007,  were granted to each non-employee director.

Director Summary Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended February 29, 2008.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option/ SARs Awards ($)(3)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Dr. Kirk H. Downey	$90,700	$25,000	$16,382		—	—	$132,082

Daniel R. Feehan	$36,500	$25,000	$9,953		—	—	$71,453

Martin C. Bowen	$32,000	$25,000	$16,382		—	—	$73,382

Robert H. Johnson(4)	$21,000	-0-	$16,382		—	—	$37,382

Daniel E. Berce	$40,000	$25,000	$9,953		—	—	$74,953

Sam Rosen	$32,000	$25,000	$16,382		—	—	$73,382

Kevern R. Joyce	$34,000	$25,000	$16,382		—	—	$75,382

R. J. Schumacher(4)	$19,000	-0-	$16,382		—	—	$35,382

Peter A. Hegedus	$28,000	$25,000	$5,461		—	—	$58,461

Non-Executive Director Group	$333,200	$175,000	$123,659				$631,859
___________
(1)
David H. Dingus, the Company’s Chief Executive Officer and Dana L. Perry, the Company’s Senior Vice President, Chief Financial Officer and Secretary, are not included in this table, as they are employees of the Company and thus receive no compensation for their services as Directors. The compensation received by Messrs. Dingus and Perry as employees of the Company is shown in the Summary Compensation Table on page 16.

(2)	Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended February 29, 2008 in accordance with FAS 123(R).

(3)
Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended February 29, 2008 in accordance with FAS 123(R).  During fiscal 2008, 2,960 SARs, adjusted to reflect a two-for-one stock split effected in the form of a stock dividend on May 4, 2007,  were granted to each non-employee director.

(4)	Directors Johnson and Schumacher retired and did not stand for re-election as directors at the 2007 Annual meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended February 29, 2008, the compensation committee was composed of Directors Downey (chairman), Joyce, Hegedus and Berce, none of whom is an employee of AZZ.

No member of the compensation committee (i) was an officer or employee of the Company or a subsidiary of the Company during fiscal 2008, (ii) was formerly an officer or employee of the Company or a subsidiary of the Company or (iii) has any relationship required to be disclosed pursuant to Item 404 of Regulation S-K.

During fiscal 2008, none of the Company's executive officers served as (a) a member of a compensation committee of another company, one of whose executive officers served on the Company’s compensation committee, (b) a director of another company, one of whose executive officers served on the Company's compensation committee, or (c) a member of a compensation committee of another company, one of whose executive officers served as one of the Company's directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During the fiscal year ended February 29, 2008, we did not enter into any transactions with any of our officers, directors or shareholders owning 5% or more of our common stock in which the amount involved exceeded $120,000.  In addition, we are not currently planning to enter into any such transaction or series of similar transactions.

PROCEDURES FOR COMMUNICATING WITH DIRECTORS

The board of directors has established a process by which shareholders can send communications to board members.  Interested parties would use the same method as shareholders to communicate directly with the presiding director or with non-mangement directors as a group. Shareholders and interested parties can send written communications to one or more members of our board, addressed to:

Dr. H. Kirk Downey
Chairman, Nominating and Corporate Governance Committee
AZZ incorporated
University Centre 1, Suite 200
1300 South University Drive
Fort Worth, Texas  76107

Generally, we distribute communications to the board or to the individual director or directors, as appropriate, depending on the subject matter and facts and circumstances outlined in the communication.  We will not distribute communications that are not related to the duties and responsibilities of the board, including:

•       spam;

•       junkmail and mass mailings;

•       product or service complaints;

•       product or service inquiries;

•       new product or service suggestions;

•       resumés and other forms of job inquiries;

•       surveys; and

•       business solicitations or advertisements.

In addition, we will not distribute unsuitable material to our directors, including material that is unduly hostile, threatening or illegal, although any communication that is filtered out is available to any independent director upon request.

DIRECTOR NOMINATION PROCESS

Board Member Qualification Criteria.

The nominating and corporate governance committee has adopted Board Member Qualification Criteria, which set forth the attributes and qualifications considered by the committee in evaluating nominees for director.  The primary qualities and characteristics the committee looks for in nominees for director are:

•       management and leadership experience;

•       relevant knowledge and diversity of background and experience; and

•       personal and professional ethics, integrity and professionalism.

The committee also believes that the board should be composed of individuals who have achieved a high level of distinction in business, law, education or public service and who possess one or more of the following specific qualities or skills:

•       financial expertise;

•       general knowledge of the electrical and industrial products industry and/or galvanizing services;

•       legal or accounting experience; and

•       CEO, CFO or other senior management experience.

Internal Process for Identifying Candidates.

Members of the nominating and corporate governance committee or other AZZ directors or executive officers may, from time to time, identify potential candidates for nomination to our board.  All proposed nominees, including candidates recommended for nomination by shareholders in accordance with the procedures described below, will be evaluated in light of the Board Member Qualification Criteria and the projected needs of the board at the time.  The committee may retain a search firm to assist in identifying potential candidates for nomination to the board of directors.  The search firm’s responsibilities may include identifying and evaluating candidates believed to possess the qualities and characteristics set forth in the Board Member Qualification Criteria, as well as providing background information on potential nominees and interviewing and screening nominees if requested to do so by the committee.

Shareholder Recommendations for Directors

The committee will consider candidates recommended by shareholders for election to our board.  A shareholder who wishes to recommend a candidate for evaluation by the committee should forward the candidate’s name, business or residence address, principal occupation or employment and a description of the candidate’s qualifications to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, AZZ incorporated, University Centre I, Suite 200, 1300 South University Drive, Fort Worth, Texas  76107.

In order for a candidate proposed by a shareholder to be considered by the committee for inclusion as a board nominee at the 2009 Annual Meeting, the candidate must meet the Board Member Qualification Criteria described above and must be expressly interested and willing to serve as an AZZ director.  In addition, the corporate secretary must receive the request for consideration and all required information no later than 5:00 p.m., local time, on March 14, 2009.  Proposals should be sent via registered, certified or express mail.  The corporate secretary will send properly submitted shareholder recommendations to the chairman of the committee.  Individuals recommended to the committee by shareholders in accordance with these procedures will be evaluated by the committee in the same manner as individuals who are recommended through other means.

Shareholder Nominations of Directors

Section 8 of Article III of our by-laws also permits a shareholder to propose a candidate at an annual meeting of shareholders who is not otherwise nominated by the board of directors through the process described above if the shareholder complies with the advance notice, information and consent provisions contained in the by-laws.  To comply with the advance notice provision of the by-laws, a shareholder who wishes to nominate a director at the 2009 Annual Meeting must provide AZZ written notice no earlier than April 27, 2009 and no later than May 22, 2009. You may contact our corporate secretary to obtain the specific information that must be provided with the advance notice.

Nominees for Election at the 2008 Annual Meeting

No nominee for election to the board of directors at our 2008 Annual Meeting of Shareholders was recommended by shareholders or groups of shareholders owning more than 5% of our common stock.

Security Ownership of Management

The following table indicates the ownership on April 30, 2008, of AZZ’s common stock (which is our only class of stock outstanding) by each director and nominee, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Acquirable Within 60 Days	Percent of Class
Daniel E. Berce	21,683	-0-	*
Martin C. Bowen	11,883	-0-	*
David H. Dingus	96,000	91,450	1.5%
Dr. H. Kirk Downey	4,683	-0-	*
Daniel R. Feehan	11,683	-0-	*
Peter A. Hegedus	683	-0-	*
Robert H. Johnson (4)	-0-	-0-	*
Kevern R. Joyce	33,436	8,000	*
Dana L. Perry	230,320	-0-	1.9%
John V. Petro	-0-	-0-	*
Sam Rosen	20,725	8,000	*
R.J. Schumacher (4)	-0-	-0-	*
C.H. Watson	-0-	-0-	*
Fred L. Wright	-0-	-0-	*
Tim E. Pendley	-0-	4,902	*
All Current Directors and Executive Officers as a Group (4)	431,496	112,352	4.3%
__________
*Indicates ownership of less than 1%

(1)
Except as otherwise indicated, each person named in the table has sole investment and voting power with respect to all shares of common stock shown to be beneficially owned by such person.  Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.  The percent of voting stock held is based upon 12,136,384 shares outstanding as of April 30, 2008, except for persons who hold options that may be exercised within 60 days of April 30, 2008.

(2)
The percentage of voting stock held by persons who hold options that may be exercised within 60 days is based upon the same 12,136,384 shares outstanding on April 30, 2008 plus the number of shares that may be acquired by that person through exercise of options exercisable within 60 days of that date.

(3)	Adjusted to reflect a two-for-one stock split, effected in the form of a stock dividend on May 4, 2007.

(4)	Directors Johnson and Schumacher retired and did not stand for reelection as directors at the 2007 Annual Meeting.

Security Ownership of Certain Beneficial Owners

The following table indicates the ownership by each person who is known by us to own beneficially, as of April 30, 2008, five percent or more of our common stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	1,088,200(1)	8.9%

Tontine Partners 31 West 52nd Street, 17th Floor New York, NY 10019	1,068,600 (2)	8.8%

Keeley Asset Management Corp. 401 South LaSalle Street Chicago, IL 60605	765,000(3)	6.3%
__________

(1)
Based on information set forth in a Schedule 13G filed on February 14, 2008, Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,088,200 shares of the common stock outstanding of AZZ as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low Priced Stock Fund, amounted to 1,088,200 shares of AZZ common stock outstanding. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity, and the Funds, each has sole power to dispose of the 1,088,200 shares owned by the Funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR Corp., are the predominant owners, directly or through trusts, of Series B shares of common stock of FMR Corp., representing 49% of the voting power of FMR Corp. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares.  Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

(2)
Based on information set forth in a Schedule 13G filed on February 1, 2008, Tontine Partners, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts.  These investment companies, trusts and accounts are referred to in this note as the “Funds.”  In its role as investment advisor or manager, Tontine Partners possesses voting and/or investment power over the securities of the Issuer described in the Schedule 13G that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds.  Tontine Partners disclaims beneficial ownership of the securities.  In addition, the Schedule 13G specifically provides that its filing should not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by the Schedule 13G for any purposes other than Section 13(d) of the Securities Exchange Act of 1934.

(3)
Based on information set forth in a Schedule 13G filed on February 1, 2008, Keeley Asset Management Corp., an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts.  These investment companies, trusts and accounts are referred to in this note as the “Funds.”  In its role as investment advisor or manager, Keeley Asset Management possesses voting and/or investment power over the securities of the Issuer described in the Schedule 13G that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds.  Keeley Asset Management disclaims beneficial ownership of the securities.  In addition, the Schedule 13G specifically provides that its filing should not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by the Schedule 13G for any purposes other than Section 13(d) of the Securities Exchange Act of 1934.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and the NYSE reports disclosing their ownership and changes in ownership of our common stock or other equity securities.  Our officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  To our knowledge, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners during the last fiscal year were observed.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Program Overview

The Compensation Committee (the “Committee”) of the Board has responsibility for establishing, implementing and continually monitoring adherence to the Company’s compensation philosophy. The Committee ensures that the total compensation paid to the Company’s management team is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to members of the management team, including the named executive officers, are similar to those provided to other executive officers.

The individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2008, as well as the other individuals included in the Summary Compensation Table on page 16, are referred to as the “named executive officers” throughout this proxy statement.

Compensation Philosophy and Objectives

The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the shareholders by rewarding performance to achieve goals set by the Company, with the ultimate objective of improving shareholder value. The Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of publicly traded companies with similar characteristics. To that end, the Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and equity-based compensation that reward performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

The Committee makes all compensation decisions including equity awards for the management team (which includes the named executive officers).

The Chief Executive Officer annually reviews the performance of each member of the management team (other than his own, which is reviewed by the Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Committee. The Committee can exercise its discretion in modifying any recommended adjustments or awards to executives made by the Chief Executive Officer.

Setting Executive Compensation

Based on the foregoing objectives, the Committee has structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals. In furtherance of this, the Committee has the authority under its charter to periodically engage an outside human resources consulting firm to conduct a review of its total compensation program for the Chief Executive Officer as well as for other key executives. The human resources consulting firm provides the Committee with relevant market data and alternatives to consider when making compensation decisions for the Chief Executive Officer and on the recommendations being made by the Company’s Chief Executive Officer for executives other than the Chief Executive Officer. The Committee did not use a human resources consulting firm during fiscal 2008.

In making compensation decisions, the Committee compares each element of total compensation against a group of publicly-traded manufacturing companies. This group of companies, which is periodically reviewed and updated by the Committee, consists of companies against which the Committee believes the Company competes for talent and for shareholder investment.

The Committee strives to develop compensation packages for our executives made up of a balanced combination of base salary, annual incentive awards, and long term compensation. The compensation of our executive officers, including the employment agreements with our Chief Executive Officer and Chief Financial Officer, each address these forms of compensation. In setting executives’ compensation, our committee reviews the total remuneration that each respective officer potentially could receive over the next several years, under scenarios contemplating the executive’s continued employment or retirement during the period.

Fiscal Year 2008 Executive Compensation Components

For the fiscal year ended February 29, 2008, the principal components of compensation for named executive officers were:

•	base salary;

•	performance-based incentive compensation;

•	long-term incentive compensation; and

•	perquisites and other personal benefits.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility by using market data. Base salary ranges are designed so that salary opportunities for a given position will be between 75% and 125% of the midpoint of the base salary established for each range.

During its review of base salaries for executives, the Committee primarily considers:

•	market data periodically provided by our outside consultants;

•	internal review of the executive’s compensation, both individually and relative to other executive officers; and

•	individual performance of the executive.

Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility.

Performance-Based Incentive Compensation

Annual Incentive Compensation

The Senior Management Bonus Plan is an annual cash incentive program. The Senior Management Bonus Plan provides guidelines for the calculation of annual non-equity incentive based compensation, subject to Committee oversight and modification. At its January meeting each year, the Committee considers whether a Senior Management Bonus Plan should be established for the succeeding year and, if so, approves the group of employees eligible to participate in the Senior Management Bonus Plan for that year. The Senior Management Bonus Plan includes various incentive levels based on the participant’s accountability and impact on Company operations, with target award opportunities that are established as a percentage of base salary. These targets range from 30% to 60% of base salary for the Company’s named executive officers.  The maximum award is reached by the named executives by achieving an average performance level of 125% of their performance targets. Award payments under the Senior Management Bonus Plan may not exceed 120% of base salary for Mr. Dingus, 80% of base salary for Messrs. Perry, Pendley, Wright, and Petro, and 60% of base salary for Mr. Watson.

Each participant in the plan is assigned one or more quantitative goals taken from AZZ’s operating plan for the current fiscal year. Their success in reaching those goals determines the size of the annual cash incentive award received by each participant. For Messrs. Dingus and Perry, whose responsibilities are Company-wide, 70% of the award is based upon the Company’s diluted earnings per share and, in the case of Mr. Dingus, 30% of the award is based on the achievement of qualitative goals set by the Committee for his individual performance during the year and, in the case of Mr. Perry, 30% of the award is based on the achievement of qualitative goals set by Mr. Dingus for Mr. Perry’s individual performance during the year. The determining factors for Messrs. Pendley, Wright, Petro, and Watson, whose responsibilities relate, in the case of Mr. Pendley and Mr. Wright, to AZZ’s Galvanizing Service Segment and, in the case of Mr. Petro, to the Electrical and Industrial Products Segment, and in the case of Mr. Watson to the Electrical Products Group of our Electrical and Industrial Products Segment, include not only diluted earnings per share but also revenue, operating income or return on assets for their respective segments.

In February of each year, the Committee sets minimum, target and maximum levels for each component of the Senior Management Bonus Plan. Payments of awards under the Senior Management Bonus Plan are based upon the achievement of such objectives for the current year. Named executive officers participating in the Senior Management Bonus Plan receive:

•	no payment for the Senior Management Bonus Plan award unless the participant achieves the minimum performance level;

•
a payment of at least 50% but less than 100% of the Senior Management Bonus Plan award if the participant achieves or exceeds the minimum performance level but does not achieve the target performance level;

•
a payment of at least 100% but less than the maximum Senior Management Bonus Plan award if the participant achieves or exceeds the target performance level but does not attain the maximum performance level; and

•	a payment of the maximum Senior Management Bonus Plan award if the participant achieves or exceeds the maximum performance level.

Upon completion of the fiscal year, the Committee assesses the performance of the Company for each of the Senior Management Bonus Plan targets comparing the actual fiscal year results to the pre-determined minimum, target, and maximum levels for each objective and an overall percentage amount is calculated.

Awards made to named executive officers under the Senior Management Bonus Plan for performance in 2008 are reflected in column (g) of the Summary Compensation Table on page 16.

Long-Term Incentive Compensation

Stock Appreciation Rights Program

The Stock Appreciation Rights Program assists the Company to:

•	enhance the link between the creation of shareholder value and long-term executive incentive compensation;

•	provide an opportunity for increased equity ownership by executives; and

•	maintain competitive levels of total compensation.

The compensation packages of our executive officers include long-term compensation in the form of stock appreciation rights. During fiscal year 2008, rights were granted under the AZZ incorporated 2005 Long-Term Incentive Plan, which are to be settled in shares of AZZ incorporated common stock. Each stock appreciation right has a base value equal to the average of the closing price of one share of AZZ common stock on the New York Stock Exchange for those days on which it trades during the period of thirty-calendar days immediately following the grant date. The stock appreciation rights vest and are exercisable in full on the third anniversary of the grant date and are exercisable for a period of 60 days following the vesting date. During the 60 day period, the participant may exercise the stock appreciation rights with respect to all of the common shares by delivering written notice of exercise to the Committee. The exercise price shall be determined on the date of delivery of such notice, but no later than the 60th day after vesting. On the same terms and conditions described above, on March 1, 2008, the committee awarded 27,686 stock appreciation rights to certain directors, officers and employees of the Company under the proposed Amended and Restated 2005 Long Term Incentive Plan.  Each of the stock appreciation rights awarded under the Amended and Restated 2005 Long Term Incentive Plan is subject to shareholder approval of such plan.  For additional information, please see "Proposal 2 – Amendments to 2005 Long term Incentive Plan".

Stock appreciation rights award levels are determined based on market data, vary among participants based on their positions within the Company, and are granted at the Committee’s regularly scheduled January meeting.

Perquisites and Other Personal Benefits

The Company provides named executive officers with perquisites and other employee benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.

Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended February 29, 2008, are included in column (i) of the “Summary Compensation Table” on page 16.

The Company has entered into employment agreements with two of our key executives, Messrs. Dingus and Perry. Additionally, the Company has entered into Change of Control Severance Agreements with certain key employees, including the named executive officers. The Change of Control Severance Agreements are designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for the named executive officers is provided under the heading “Potential Payment Upon Termination or Change of Control” on page 23.

Retirement and Other Benefits

We do not maintain a defined-benefit retirement program.  Instead, all Company employees, including named executive officers, are eligible to participate in the Company’s 401(k) and Profit Sharing Plan known as the AZZ incorporated Employee Benefit Plan and Trust.

401(k).  The Company maintains a 401(k) plan for all employees.  The 401(k) plan is a tax-qualified savings plan pursuant to which all Company employees, including the named executive officers, can contribute a portion of their annual salary on a pre-tax basis up to certain limits prescribed by the Internal Revenue Service.  The Company will match 50% of the first 6% of pay that an employee contributes. All employee contributions to the 401(k) plan are fully vested upon contribution. Company matching contributions vest over the first five years of an employee’s service with the Company, and are fully vested for employees who have five or more years of service.  Employees may select from among several mutual funds when investing their 401(k) account funds.

Profit Sharing.  In addition to the 401(k) matching contributions, the Company may make a profit sharing contribution that all Company employees who have satisfied a one year eligibility waiting period, including named executive officers, are eligible to receive.  In the event a contribution is made, each Company employee, including named executives, will receive a portion of the contribution as determined by the following formula:

Participant Eligible Compensation
--------------------------------------------------- X  Profit Sharing Contribution
Eligible Compensation All Participants

This amount is allocated to the participant’s account and is invested in one or more mutual funds as determined by the participant.

The profit sharing contribution made by the Company is subject to the same vesting rules as the matching 401(k) funds.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid under the management incentive plans is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Accounting for Stock-Based Compensation

Beginning on March 1, 2006, the Company began accounting for stock-based payments under its Stock Option Program and Stock Appreciation Rights Program in accordance with the requirements of FASB Statement 123(R).

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Dr. H. Kirk Downey, Chairman
Kevern R. Joyce
Daniel E. Berce
Peter A. Hegedus

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended February 29, 2008. The Company has entered into employment agreements with two of the named executive officers, Messrs. Dingus and Perry. When setting total compensation for each of the named executive officers, the Compensation Committee reviews tally sheets which show the executive’s current compensation, including equity and non-equity based compensation.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option /SARs Awards ($)(1) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($) (h)	All Other Compensation ($)(2) (i)	Total ($) (j)
David H. Dingus	2008	$421,500	—	—	$195,407	$385,926	—	$32,842	$1,035,675
President & Chief Executive Officer	2007	$390,000	—	—	$57,578	$338,542	—	$24,656	$810,776

Dana L. Perry	2008	$236,000	—	—	$50,363	$179,950	—	$31,445	$497,758
Senior Vice President & Chief Financial Officer	2007	$218,400	—	—	$41,428	$158,924	—	$18,260	$437,012

Fred L. Wright, Jr. (3)	2008	$60,924	—	—	-0-	$19,600	—	$3,456	$83,980
Senior Vice President Galvanizing Services	2007	$198,000	—	—	$39,327	$156,800	—	$21,031	$415,158

John V. Petro	2008	$214,000	—	—	$47,817	$171,200	—	$33,378	$466,395
Senior Vice President, Electrical and Industrial Products Segment	2007	$198,000	—	—	$39,327	$156,800	—	$18,495	$412,622

Clement H. Watson	2008	$190,000	—	—	$29,048	$114,000	—	$30,211	$363,259
Vice President of Sales Electrical Products Group	2007	$175,000	—	—	$9,832	$105,000	—	$17,633	$307,465

Tim E. Pendley (4)	2008	$181,000	—	—	$29,048	$144,800	—	$30,254	$355,102
Vice President Galvanizing Services	2007	$122,500	—	—	$9,832	$73,500	—	$22,617	$228,449

__________
(1)
The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended February 29, 2008, in accordance with FAS 123(R) of awards pursuant to the Stock Appreciation Rights Program. Assumptions used in the calculation of this amount are included in footnote 1 to the Company’s audited financial statements for the fiscal year ended February 29, 2008, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 12, 2008.

(2)	The amount shown in column (i) reflects for each named executive officer:

•
Matching contributions allocated by the Company to each of the named executive officers pursuant to the AZZ incorporated Employee Benefit Plan and Trust (which is more fully described on page 14 under the heading “Retirement and Other Benefits”);

•	The value attributable to group health and life insurance benefits which are provided to all employees, including the named executive officers, and

•
The amount attributable to each such perquisite or benefit for each named executive officer does not exceed the greater of $25,000 or 10% of the total amount of perquisites received by such named executive officer.

(3)	Mr. Wright retired as Senior Vice President Galvanizing Segment on June 1, 2007.

(4)	Mr. Pendley assumed all responsibilities of the Galvanizing Segment upon the retirement of Mr. Wright on June 1, 2007.

GRANTS OF PLAN BASED AWARDS

The following table provides information about equity awards made to each of the named executive officers under our Long Term Incentive Plan during fiscal 2008.

								All Other Stock Awards:	All Other Option/SARs Awards:		Grant Date Fair Value
		Estimated Future Payouts Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			Number of Shares of Stock	Number of Securities Underlying Options/	Exercise or Base Price of Option/ SARs	of Stock and Option/ SARs
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	SARs (#)(1)	Awards ($/sh)(1)	Awards ($)(2)
David H. Dingus	3/1/07	—	—		—	—	—	—	39,300	$ 19.89	$217,500

Dana L. Perry	3/1/07	—	—		—	—	—	—	9,100	$ 19.89	$50,363

Fred L. Wright (3)	3/1/07	—	—		—	—	—	—	-0-	-0-	-0-

John V. Petro	3/1/07	—	—		—	—	—	—	8,640	$ 19.89	$47,817

Clement H. Watson	3/1/07	—	—		—	—	—	—	8,640	$ 19.89	$47,817

Tim E. Pendley	3/1/07	—	—		—	—	—	—	8,640	$ 19.89	$47,817

Executive Group									74,320		$411,314

Non-Executive Officer Employee Group									-		-
__________
(1)	Adjusted to reflect a two-for-one stock split, effected in the form of a stock dividend on May 4, 2007.

(2)
Amounts set forth in the Grant Date Fair Value of Stock or Options/SARs Awards column represent the aggregate grant date fair value computed in accordance with FAS123(R) based on the assumptions set forth in Note 1 to the Company’s financial statements contained in the Company’s annual report on Form 10-K for the fiscal year ended February 29, 2008.

(3)	Mr. Wright retired as Senior Vice President Galvanizing Segment on June 1, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of stock options and stock appreciation rights by each of the named executive officers as of February 29, 2008.  Each option grant and stock appreciation right is shown separately for each named executive officer.

	Option/SARs Awards (1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options/SARs (#) Exercisable (2)	Number of Securities Underlying Unexercised Options/SARs (#) Unexercisable (2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option/ SARs Exercise Price ($)	Option/ SARs Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

David H. Dingus	76,730(3)		—	$8.37	03/27/12	—	—	—	—
	14,720(3)			$5.55	03/03/13
		61,400(4)		$7.98	04/27/08
		61,400(5)		$11.55	04/07/09
		39,300(5)		$19.89	03/01/10

Dana L. Perry		14,200(4)	—	$7.98	01/27/08	—	—	—	—
		14,200(5)		$11.55	04/07/09
		9,100(5)		$19.89	03/01/10

Fred L. Wright(6)		—	—	—	—	—	—	—	—

John V. Petro		13,480(4)	—	$7.98	04/27/08	—	—	—	—
		13,480(5)		$11.55	04/07/09
		8,640(5)		$19.89	03/01/10

Clement H. Watson		13,480(4)	—	$7.98	04/27/08	—	—	—	—
		13,480(5)		$11.55	04/07/09
		8,640(5)		$19.89	03/01/10

Tim E. Pendley	946		—	$8.80	03/27/12	—	—	—	—
	3,956			$4.22	04/02/13
		13,480(4)		$7.98	04/27/08
		13,480(5)		$11.55	04/07/09
		8,640(5)		$19.89	03/01/10
__________

(1)	Adjusted to reflect a two-for-one stock split, effected in the form of a stock dividend on May 4, 2007.

(2)	All options listed above vest at a rate of 25% per year over the first four years of the ten-year option term. All SARs listed above vest upon expiration date of the SAR.
(3)	Represents stock option awards.
(4)	Represents cash settled stock appreciation awards.
(5)	Represents equity settled stock appreciation awards.
(6)	Mr. Wright retired as Senior Vice President Galvanizing Segment on June 1, 2007.

OPTION EXERCISES AND STOCK VESTED

The following table provides information for each of the named executive officers on the aggregate stock option exercises during Fiscal 2008, including the number of shares acquired on exercise and the value realized.

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise (#)(1)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
David H. Dingus	147,302	$3,016,943	—	—

Dana L. Perry	64,436	$1,341,049	—	—

Fred L. Wright(2)	37,398	$620,143	—	—

John V. Petro	23,050	$572,591	—	—

Clem H. Watson	37,398	$897,217	—	—

Tim E. Pendley	5,604	$76,439	—	—
__________

(1)	Adjusted to reflect a two-for-one stock split, effected in the form of a stock dividend on May 4, 2007.

(2)	Mr. Wright retired as Senior Vice President Galvanizing Segment on June 1, 2007.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Payments Made Upon Resignation, Termination, Death or Disability

Dingus Employment Agreement and Management Incentive Plan.  In the event that Mr. Dingus’ employment is terminated, prior to a change of control, due to disability or death or for Cause, Mr. Dingus, or his estate, shall be entitled to receive (i) all earned but unpaid base salary, (ii) payment for all earned but unused vacation time, and (iii) reimbursement for business expenses incurred prior to the date of termination.  He, or his estate, shall also receive a bonus prorated to the last completed full month of service prior to termination.  If the Company terminates Mr. Dingus’ employment without Cause, he shall be entitled to receive (i) a cash amount equal to his base pay from the date of his termination to the end of the term of his employment agreement but in no event less than his base pay for a 24 month period plus any amounts to which he is entitled under any compensation plan of the Company and (ii) a bonus prorated to the last completed full month of service prior to termination. Mr. Dingus also received Stock Options and Stock Appreciation Rights under the terms of this Agreement. These Stock Options and Stock Appreciation Rights shall vest and become exercisable upon Mr. Dingus’ termination as described in each separate Stock Option Agreement and Stock Appreciation Rights Agreement.

In Mr. Dingus’ Agreement, “Cause” is defined as (1) Mr. Dingus being convicted of a crime involving moral turpitude or a crime providing for a term of imprisonment in a federal or state penitentiary or (2) Mr. Dingus commits any willful malfeasance or gross negligence in the discharge of his  duties to the Company or any of its subsidiaries, having a material adverse effect on the Company or any of its subsidiaries, their business or reputations or (3)  Mr. Dingus fails to correct within five days after written notice, any specific failure in performance of the duties of his position with the Company.

Mr. Dingus’ Employment Agreement contains provisions requiring him to hold in strict confidence and not to disclose any Confidential Information, as defined therein, to any person except those engaged by the Company to further the business of the Company, without the prior written consent of the Company.  Mr. Dingus is also prohibited from using the Confidential Information for any purpose other than the pursuit of the business of the Company without the prior written consent of the Company.  These obligations of confidentiality and non-use shall remain in effect during Mr. Dingus’ employment and indefinitely thereafter.

Mr. Dingus’ Employment Agreement also contains provisions requiring him not to, without the prior written consent of the Company, solicit for employment any person who was employed by the Company at the time of Mr. Dingus’ termination of employment with the Company.  After his termination of employment with the Company, if Mr. Dingus is approached by an employee of the Company concerning prospective employment he will inform such employee that he cannot discuss matters further with such employee without the consent of the Company.  This non-solicitation provision shall remain in effect during the course of Mr. Dingus’ employment with the Company and for a period of 12 months after termination of such employment at any time and for any reason.

Mr. Dingus’ Employment Agreement also contains a provision requiring that for a period of twelve months following his termination he may not directly or indirectly solicit any person, who at the time of his termination was a client, customer, vendor, consultant, or agent of the Company to cease doing business in whole or in part with the Company.  If such a client, customer, vendor, consultant, or agent should contact him about ceasing to do business with the Company he will inform such person that he cannot discuss the matter further without the consent of the Company.

Perry Employment Agreement and Management Incentive Plan.  Mr. Perry’s Employment Agreement and Management Incentive Plan contain provisions identical to those described above with respect to Mr. Dingus’ Employment Agreement and Management Incentive Plan.

Payments made upon a Change In Control

Dingus Change Of Control Agreement. If Mr. Dingus remains in the service of the Company for a period of one year following a change in control of the Company, (i) he shall be entitled to a payment equal to 2.99 times his “base amount,” as defined in Section 280G(b)(3) of the Internal Revenue Code and (ii) all Options and Stock Appreciation Rights shall fully vest and become exercisable.

If Mr. Dingus is terminated during a period in which a potential change in control is in effect or before one year following a change in control as a result of (i) his death (ii) his total disability (iii) his termination by the Company for any reason other than cause or (iv) voluntary termination by him for good reason, (a) the Company shall pay him, in addition to the amount indicated above his full base salary through his date of termination plus any amounts to which he is entitled under any compensation agreement at the time such payments are due, and (b) all Stock Options and Stock Appreciation Rights shall fully vest and become immediately exercisable.

If Mr. Dingus’ employment is terminated before one year following a change in control of the Company (i) by Mr. Dingus for any reason whatsoever other than as a result of his death, total disability or for Good Reason or (ii) by the Company for Cause, the Company shall pay him his full base salary through the date of termination plus any amounts to which he is entitled under any compensation plan of the Company at the time such payments are made, but he will not be entitled to the payment of 2.99 times his “base amount.”

The Company shall also reimburse Mr. Dingus all legal fees and expenses he might incur in seeking to obtain or enforce any right or benefit provided by the Change of Control Agreement.

“Cause” as used in this Change of Control Agreement has the same meaning as “Cause” contained in the “Dingus Employment Agreement” as shown above.

“Good Reason” is defined, as used in this Change of Control Agreement, as follows:

(A) The assignment of duties to Mr. Dingus inconsistent with his present status as President and Chief Executive Officer of the Company (or such other title or titles as he may be holding immediately prior to the change in control of the Company) or a substantial adverse alteration in the nature or status of his responsibilities from those in effect immediately prior to the change in control of the Company;

(B) A reduction by the Company in his annual base salary in effect on the date of the change in control of the Company;

(C) The relocation of the Company’s principal executive offices to a location outside of Tarrant County, Texas (or, if different, the metropolitan area in which such offices are located immediately prior to the change in control of the Company) or the Company’s requiring Mr. Dingus to be based anywhere other than a site less than thirty (30) miles from the site where he is now principally based except for (i) required travel on Company business to an extent substantially consistent with his present business travel obligations and (ii) proposed relocations of which he has already been informed in writing on or prior to the date of the Agreement or to which he may thereafter consent;

(D) The failure by the Company, without his consent, to pay to Mr. Dingus any portion of his current compensation, after the same shall have become due and payable and within seven (7) days after receipt by the Company of written notice from Mr. Dingus specifying that such compensation is due and has not been paid;

(E) The failure by the Company to continue in effect any compensation plan in which he participates immediately prior to the change in control of the Company which is material to his total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue his participation therein on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of his participation relative to other participants, as existed at the time of the change in control of the Company;

(F) The failure of the Company to continue to provide Mr. Dingus with benefits substantially similar to those enjoyed by him under the AZZ incorporated Employee Benefit Plan & Trust or under any of the Company’s other deferred compensation plans, life insurance, medical, health and accident, or disability plans in which he was participating at the time of the change in control of the Company, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive him of any material fringe benefit enjoyed by him at the time of the change in control of the Company, or the failure by the Company to provide him with the number of paid vacation days to which he is entitled on the basis of any employment contract with him or years of service with the Company in accordance with the Company’s normal vacation policy for officers in effect at the time of the change in control of the Company;

(G) The failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Change of Control Agreement; or

(H) Any purported termination of his employment by the Company other than because of total disability, death or for Cause.  With respect to clauses (A), (B), (E), (F), (G) or (H) of the immediately preceding sentence, such clauses shall not constitute Good Reason unless the circumstances described in such clauses are not fully corrected within 15 days of the Company’s receipt of notice from Mr. Dingus that such circumstances exist.

Perry Change Of Control Agreement. Mr. Perry’s Change of Control Agreement contains provisions identical to those described above for Mr. Dingus with respect to Mr. Dingus’ Change of Control Agreement, provided that with respect to clause (A) in the definition of “Good Reason” above, Mr. Perry’s Change of Control Agreement references his status as “Senior Vice President and Chief Financial Officer” rather than “President and Chief Executive Officer.”

Executive Change-In-Control Severance Agreements. The Executive Change-in-Control Severance Agreements with Mr. Pendley, Mr. Petro, and Mr. Watson, provide:

•
If such executive’s employment is terminated within one year following a change in control of the Company for Cause or by such executive for other than Good Reason, the Company shall pay him his full base salary through the date of termination plus all other amounts to which he is entitled under any compensation or benefit plan of the Company at the time such payments are due and the Company shall have no further obligation to him under this Change in Control Agreement.

•
If such executive’s employment is terminated before one year following a change in control (i) by the Company other than for Cause or disability, or (ii) by such executive for Good Reason, he shall be entitled to his base salary through the date of termination plus any other amounts to which he (a) is entitled to under any compensation plan of the Company at the time such payments are due; (b) a severance payment in an amount equal to two times his base amount, as defined in Section 280G(b)(3) of the Internal Revenue Code, and all Stock Options and Stock Appreciation Rights held by such executive shall fully vest and become immediately exercisable and (c) the Company will reimburse such executive for all legal fees and expenses incurred by him in seeking to obtain or enforce any right or benefit provided by the Change in Control Agreement.

•	“Cause” as used in such Executive Change-in-Control Severance Agreements has the same meaning as contained in the “Dingus Employment Agreement.”

•	“Good Reason” as used in such Executive Change-in-Control Severance Agreements means

(A) the assignment of duties to him inconsistent with his present status or position with the Company (or such other title or titles as he may be holding immediately prior to the change in control of the Company) or a substantial adverse alteration in the nature or status of his responsibilities from those in effect immediately prior to the change in control of the Company;

(B) a reduction by the Company in his annual base salary in effect on the date of the change in control of the Company;

(C) the relocation of the Company’s principal executive offices to a location requiring him to be based anywhere other than a site less than thirty (30) miles from the site where he is now principally based except for (i) required travel on Company business to an extent substantially consistent with his present business travel obligations and (ii) proposed relocations of which he has already been informed in writing on or prior to the date of the Agreement or to which he may thereafter consent;

(D) the failure by the Company, without his consent, to pay to him any portion of his current compensation, after the same shall have become due and payable and within seven (7) days after receipt by the Company of written notice from him specifying that such compensation is due and has not been paid;

(E) the failure by the Company to continue in effect any compensation plan in which he participates immediately prior to the change in control of the Company which is material to his total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue his participation therein on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of his participation relative to other participants, as existed at the time of the change in control of the Company;

(F) the failure of the Company to continue to provide him with benefits substantially similar to those enjoyed by him under the AZZ incorporated Employee Benefit Plan & Trust or under any of the Company’s other deferred compensation plans, life insurance, medical, health and accident, or disability plans in which he was participating at the time of the change in control of the Company, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive him of any material fringe benefit enjoyed by him at the time of the change in control of the Company, or the failure by the Company to provide him with the number of paid vacation days to which he is entitled on the basis of any employment contract with him or years of service with the Company in accordance with the Company’s normal vacation policy for employees in effect at the time of the change in control of the Company;

(G) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Change-in-Control Severance Agreement; or

(H) any purported termination of his employment by the Company other than because of total disability, death or for Cause.  With respect to clauses (A), (B), (E), (F), (G), or (H) of the immediately preceding sentence, such clauses shall not constitute Good Reason unless the circumstances described in such clauses are not fully corrected within 15 days of the Company’s receipt of notice from such executive that such circumstances exist.

POTENTIAL PAYMENTS

Except for Mr. Wright who retired as Senior Vice President Galvanizing Segment on June 1, 2007, the following table reflects the amount of compensation to each of the named executive officers of the Company in the event of termination of such executive’s employment. The amount of compensation payable to each named executive officer upon voluntary termination, involuntary not-for-cause termination, for cause termination, termination following a change of control and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of February 29, 2008 and that the named executive officers had met requirements under our incentive compensation plans that the executive be employed as of year end to receive benefits related to the year, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.  As of February 29, 2008, each executive had received all of the base salary earned during fiscal 2008, and no portion of the base salary was unpaid at that date.

DAVID H. DINGUS
TRIGGERING EVENT

	Termination of Employment Before Change in Control						Termination of Employment Within One Year After Change in Control
	Death/ Disability		Termination for Cause		Termination Without Cause		Death/ Disability		Termination for Cause		Termination Without Cause		Voluntary For Good Reason		Voluntary Without Good Reason

Severance					$1,264,500	(2)	$2,309,369	(1)			$2,309,369	(1)	$2,309,369	(1)

Short-Term Cash Incentive	$385,926		$385,926		$385,926		$385,926		$385,926		$385,926		$385,926		$385,926

Stock Options	$2,515,882	(3)	$2,515,882	(3)	$2,515,882	(3)	$0	(4)	$2,515,882	(3)	$0	(4)	$0	(4)	$2,515,882	(3)

Stock Appreciation Rights	$3,760,763				$3,760,763		$3,760,763				$3,760,763		$3,760,763

__________

(1)	This amount is 2.99 times the average base amount, defined as base salary plus short-term incentive payments, for Mr. Dingus for the fiscal years 2006, 2007 and 2008.

(2)
This amount is Mr. Dingus’s base salary for a period of three years. Mr. Dingus’s Employment Agreement with the Company provides that if he is terminated without cause, he will be entitled to his base salary for the period from the date of termination to the end of the term of the Employment Agreement. Because Mr. Dingus received no notice from the Company of a termination of the Employment Agreement, Mr. Dingus's Employment Agreement term is for the period from March 1, 2008 through March 1, 2011.

(3)	This amount is the total value of vested options held by the named executive officer as of February 29, 2008.

(4)
This amount is the total value of all options held by the named executive officer as of February 29, 2008 following the application of the accelerated vesting provision contained in the Change in Control Agreement.

DANA L. PERRY
TRIGGERING EVENT

	Termination of Employment Before Change in Control						Termination of Employment Within One Year After Change in Control
	Death/ Disability		Termination for Cause		Termination Without Cause		Death/ Disability		Termination for Cause		Termination Without Cause		Voluntary For Good Reason		Voluntary Without Good Reason

Severance					$708,000	(2)	$1,189,894	(1)			$1,189,894	(1)	$1,189,894	(1)

Short-Term Cash Incentive	$179,950		$179,950		$179,950		$179,950		$179,950		$179,950		$179,950		$179,950

Stock Options	$0	(3)	$0	(3)	$0	(3)	$0	(4)	$0	(3)	$0	(4)	$0	(4)	$0	(3)

Stock Appreciation Rights	$869,925				$869,925		$869,925				$869,925		$869,925

__________

(1)	This amount is 2.99 times the average base amount, defined as base salary plus short-term incentive payments, for Mr. Perry for the fiscal years 2006, 2007 and 2008.

(2)
This amount is Mr. Perry’s base salary for a period of three years. Mr. Perry’s Employment Agreement with the Company provides that if he is terminated without cause, he will be entitled to his base salary for the period from the date of termination to the end of the term of the Employment Agreement. Because Mr. Perry received no notice from the Company of a termination of the Employment Agreement, Mr. Perry's Employment Agreement term is for the period from March 1, 2008 through March 1, 2011.

(3)	This amount is the total value of vested options held by the named executive officer as of February 29, 2008.

(4)
This amount is the total value of all options held by the named executive officer as of February 29, 2008 following the application of the accelerated vesting provision contained in the Change in Control Agreement.

JOHN V. PETRO
TRIGGERING EVENT

	Termination of Employment Before Change in Control						Termination of Employment Within One Year After Change in Control
	Death/ Disability		Termination for Cause		Termination Without Cause		Death/ Disability		Termination for Cause		Termination Without Cause		Voluntary For Good Reason		Voluntary Without Good Reason

Severance							$731,787	(1)			$731,787	(1)	$731,787	(1)

Short-Term Cash Incentive	$171,200		$171,200		$171,200		$171,200		$171,200		$171,200		$171,200		$171,200

Stock Options	$0	(2)	$0	(2)	$0	(2)	$0	(3)	$0	(2)	$0	(3)	$0	(3)	$0	(2)

Stock Appreciation Rights	$825,838				$825,838		$825,838				$825,838		$825,838

__________

(1)	This amount is two times the average base amount, defined as base salary plus short-term incentive payments, for Mr. Petro for the fiscal years 2006, 2007 and 2008.

(2)	This amount is the total value of vested options held by the listed executive officer as of February 29, 2008.

(3)
This amount is the total value of all options held by the listed executive officer as of February 29, 2008 following the application of the accelerated vesting provision contained in the Change in Control Agreement.

CLEMENT H. WATSON
TRIGGERING EVENT

	Termination of Employment Before Change in Control						Termination of Employment Within One Year After Change in Control
	Death/ Disability		Termination for Cause		Termination Without Cause		Death/ Disability		Termination for Cause		Termination Without Cause		Voluntary For Good Reason		Voluntary Without Good Reason

Severance							$581,104	(1)			$581,104	(1)	$581,104	(1)

Short-Term Cash Incentive	$114,000		$114,000		$114,000		$114,000		$114,000		$114,000		$114,000		$114,000

Stock Options	$0	(2)	$0	(2)	$0	(2)	$0	(3)	$0	(2)	$0	(3)	$0	(3)	$0	(2)

Stock Appreciation Rights	$825,838				$825,838		$825,838				$825,838		$825,838

__________

(1)	This amount is two times the average base amount, defined as base salary plus short-term incentive payments, for Mr. Watson for the fiscal years 2006, 2007 and 2008.

(2)	This amount is the total value of vested options held by the listed executive officer as of February 29, 2008.

(3)
This amount is the total value of all options held by the listed executive officer as of February 29, 2008 following the application of the accelerated vesting provision contained in the Change in Control Agreement.

TIM E. PENDLEY
TRIGGERING EVENT

	Termination of Employment Before Change in Control						Termination of Employment Within One Year After Change in Control
	Death/ Disability		Termination for Cause		Termination Without Cause		Death/ Disability		Termination for Cause		Termination Without Cause		Voluntary For Good Reason		Voluntary Without Good Reason

Severance							$554,653	(1)			$554,653	(1)	$554,653	(1)

Short-Term Cash Incentive	$144,800		$144,800		$144,800		$144,800		$144,800		$144,800		$144,800		$144,800

Stock Options	$148,630	(2)	$148,630	(2)	$148,630	(2)	$0	(3)	$148,630	(2)	$0	(3)	$0	(3)	$148,630	(2)

Stock Appreciation Rights	$825,838				$825,838		$825,838				$825,838		$825,838

__________

(1)	This amount is two times the average base amount, defined as base salary plus short-term incentive payments, for Mr. Pendley for the fiscal years 2006, 2007 and 2008.

(2)	This amount is the total value of vested options held by the listed executive officer as of February 29, 2008.

(3)
This amount is the total value of all options held by the listed executive officer as of February 29, 2008 following the application of the accelerated vesting provision contained in the Change in Control Agreement.

AUDIT COMMITTEE REPORT

The audit committee during fiscal 2008 was composed of Directors Feehan (chairman), Berce, and Joyce (and for a portion of fiscal 2008, Directors Schumacher and Johnson, each of who retired as directors after the 2007 Annual Meeting).  The board has determined that all members are independent as that term is defined in The New York Stock Exchange listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934 and that each member qualifies as an audit committee financial expert as defined in the SEC rules adopted under the Sarbanes-Oxley Act of 2002.

The audit committee has sole authority for the appointment and replacement of the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor.  The independent auditor reports directly to the audit committee.  The audit committee reviews with the auditors the plan and scope of the annual audit.  It reviews with management and the independent auditor the annual audited financial statements and recommends to the board whether they should be included in AZZ’s annual report.  It similarly reviews quarterly financial reports and all earnings press releases.  The audit committee also has general oversight of AZZ’s accounting, financial reporting and internal audit function.  Management is responsible for the preparation, presentation and integrity of AZZ’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.  BDO Seidman LLP (“BDO Seidman”), our independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).

The audit committee members are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management and BDO Seidman.  The audit committee serves an oversight role, providing advice, counsel and direction to management and BDO Seidman on the basis of information it receives, discussions with management and BDO Seidman, and the experience of the audit committee’s members in business, financial and accounting matters.

The audit committee operates under a written charter, which was adopted in revised form by the board of directors on June 20, 2007.  A copy of the full text of the charter is available on AZZ’s website at www.azz.com.  The audit committee reviews and assesses the adequacy of its charter on an annual basis.

The audit committee has:

•	reviewed and discussed the audited consolidated financial statements with management;

•	discussed with BDO Seidman the matters, if any, required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380), as amended; and

•
received the written disclosures from BDO Seidman required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as amended.

Based on the review and discussions referred to in the preceding paragraph, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in AZZ’s Annual Report on Form 10-K for its fiscal year ended February 29, 2008.

Audit Committee:

Daniel R. Feehan, Chairman
Daniel E. Berce
Kevern Joyce

Notwithstanding anything to the contrary set forth in any of AZZ’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the compensation committee discussion and analysis and the audit committee report shall not be incorporated by reference into any such filings.

PROPOSAL 2

AMENDMENTS TO 2005 LONG TERM INCENTIVE PLAN

Our 2005 Long-Term Incentive Plan was approved at the 2005 Annual Shareholder’s Meeting. The plan currently allows for granting of stock options (including incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock awards, stock unit awards, and performance awards on up to 500,000 shares of our common stock (adjusted up from 250,000 shares of our common stock due to the two-for-one stock split effected in the form of a stock dividend on May 4, 2007).  If approved by the shareholders, the 2005 Long Term Incentive Plan will be amended (1) to provide that the maximum number of shares of common stock authorized for issuance under the plan shall be increased to 1,000,000 shares, (2) to provide that, in the event that the Company issues shares of common stock in connection with the exercise of stock appreciation rights, only the shares of common stock actually issued as payment in connection with the exercise of such stock appreciation right shall be treated as issued under the plan, (3) to provide that, in the event that the Company distributes cash in lieu of issuing shares of common stock as payment upon the exercise of a stock appreciation right, the corresponding number of shares of common stock related to the stock appreciation right (or portion thereof) being exercised shall again be available for issue and (4) to change the name of the 2005 Long Term Incentive Plan to the “Amended and Restated 2005 Long Term Incentive Plan.”  The following summary of the Amended and Restated 2005 Long Term Incentive Plan is not intended to be complete, and you are encouraged to read the complete text of the plan, attached hereto as Appendix A, prior to voting.

Purpose

The purpose of the Amended and Restated 2005 Long Term Incentive Plan is to promote the Company’s growth and general prosperity by enabling us to grant to our employees and directors awards of stock options, stock appreciation rights, restricted stock, stock unit awards and performance awards. The Amended and Restated 2005 Long Term Incentive Plan is designed to assist the Company and its subsidiaries in attracting and retaining superior personnel for positions of substantial responsibility, to provide employees and directors with an additional incentive to contribute to the success of the Company and to align employees’ and directors’ long-term financial interests with those of our other shareholders.

Available Shares

Pursuant to the 2005 Long Term Incentive Plan, the maximum number of shares of common stock that may currently be issued under such plan (or with respect to which awards may be granted) is 500,000 shares (adjusted up from 250,000 shares of our common stock due to the two-for-one stock split effected in the form of a stock dividend on May 4, 2007). Under the 2005 Long Term Incentive Plan, the maximum number of shares of common stock that may currently be granted to any one person during any calendar year is 100,000 shares. Giving effect to currently outstanding grants under the 2005 Long Term Incentive Plan, as of February 29, 2008, a total of 102,114 shares were available for further grants or issuance under the plan.  Stock appreciation rights covering an aggregate of 27,686 shares have been issued subject to shareholder approval of the Amended and Restated 2005 Long Term Incentive Plan. In this Proposal 2, the board of directors is seeking shareholder approval to amend the plan to increase the maximum number of shares issuable under the plan.  Under the Amended and Restated 2005 Long Term Incentive Plan, the maximum number of shares of common stock that may be issued under the plan (or with respect to which awards may be granted) is 1,000,000 shares and the maximum number of shares of common stock that may be granted to any one person during any calendar year is 100,000 shares. Shares issued under the Amended and Restated 2005 Long Term Incentive Plan may be either authorized and unissued shares of common stock or shares of common stock issued and later acquired by the Company. Any shares of common stock subject to a stock option that are not issued prior to the time the award expires, or any restricted stock that is forfeited, will again be available for award under the Amended and Restated 2005 Long Term Incentive Plan.

Pursuant to the 2005 Long Term Incentive Plan, each share of common stock related to a stock appreciation right granted under the plan is currently counted against the maximum number of shares of common stock issuable under the plan, regardless of whether the Company delivers cash or common stock as payment upon exercise of such stock appreciation right.  In this Proposal  2, the board of directors is also seeking shareholder approval to amend the 2005 Long Term Incentive Plan to clarify the proper method of calculating how the exercise of stock appreciation rights affects the number of shares of common stock available for issuance under the plan.  Under the Amended and Restated 2005 Long Term Incentive Plan, upon the exercise of a stock appreciation right, only the number of shares of common stock actually issued in connection with the exercise of such stock appreciation right (and not the corresponding number of shares of common stock related to the stock appreciation right (or portion thereof) being exercised) shall be treated as issued under the plan and, for the purpose of the limitation set forth in Section 1.6 of the plan on the number of shares of common stock issuable under the plan, the remaining number of shares of common stock related to such exercised stock appreciation right (or portion thereof) shall again be available for issuance under the plan.  In the event that the Company distributes cash in lieu of issuing shares of common stock as payment upon the exercise of a stock appreciation right, the corresponding number of shares of common stock related to the stock appreciation right (or portion thereof) being exercised shall again be available for issuance under the Amended and Restated 2005 Long Term Incentive Plan.

Persons Eligible To Participate

All of our employees and directors are eligible to participate in the Amended and Restated 2005 Long Term Incentive Plan; currently, we have nine directors and approximately 1,700 employees. Subject to the provisions of the Amended and Restated 2005 Long Term Incentive Plan, the compensation committee may grant awards in its sole discretion. Awards of incentive stock options, however, may be granted only to persons who are employees of the Company or of an affiliate whose employees qualify, under federal income tax law, to receive incentive stock options.

Administration

The compensation committee has broad powers under the Amended and Restated 2005 Long Term Incentive Plan to, among other things, administer and interpret the plan, establish guidelines for the plan’s operation, select persons to whom awards are to be made under the plan, determine the types and sizes of awards to be granted under the plan and determine other terms and conditions of an award. In addition, except as the plan otherwise provides, the committee also has the power to waive restrictions or limitations on the exercisability of awards and to accelerate and extend existing awards. The compensation committee also has the power to modify or amend the terms of existing awards.

Types of Awards

The Amended and Restated 2005 Long Term Incentive Plan provides for the grant of any or all of the following types of awards:

•	stock options (including incentive stock options and nonqualified stock options);

•	stock appreciation rights:

•	restricted stock awards;

•	stock unit awards; and

•	Performance awards.

Stock Options. Under the Amended and Restated 2005 Long Term Incentive Plan, the committee may grant awards in the form of options to purchase shares of common stock. Options may be in the form of incentive stock options or nonqualified stock options. The committee will, with regard to each stock option, determine the number of shares subject to the option, the term of the option (which, for both incentive and nonqualified stock options, may not exceed ten years), the exercise price per share of stock subject to the option (which, for both incentive and nonqualified stock options, must not be less than the fair market value of the shares of common stock at the time of grant), the vesting schedule (which will be over a four year term, unless the committee determines otherwise), and the other material terms of the option. Any option granted in the form of an incentive stock option must satisfy the applicable requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

The option price upon exercise shall be paid by the optionee, as the committee may in each case determine:

•	in cash;

•	by certified or cashier’s check;

•	in shares of our common stock held for at least six months;

•
by delivery of a copy of irrevocable instructions from the optionee to a broker or dealer, reasonably acceptable to the committee, to sell shares of common stock purchased upon exercise of the option or to pledge them as collateral for a loan from a third party and promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price; or

•	in any other form of valid consideration permitted by the committee in its discretion.

Restricted Stock Awards. The Amended and Restated 2005 Long Term Incentive Plan authorizes the committee to grant awards in the form of restricted shares of the Company’s common stock. The awards may be in amounts and subject to terms and conditions the committee may determine, provided that the shares will be restricted for a period of not more than ten years. During this period, the sale, assignment, transfer, pledge or other encumbrance of the shares is restricted, and the shares are subject to forfeiture to the Company in the event the awardee ends his position as an employee or director of the Company or one of our subsidiaries before the period of restriction expires. However, if an awardee’s employment or service ends due to his death, permanent disability or retirement, or termination without cause, or constructive termination after a change in control (as defined in the Amended and Restated 2005 Long Term Incentive Plan), his shares are not forfeited.

Stock Appreciation Rights. The Amended and Restated 2005 Long Term Incentive Plan also authorizes the committee to grant awards in the form of stock appreciation rights. A stock appreciation right represents the right to receive payment in cash, the Company’s common stock or a combination of cash and common stock in an amount equal to the excess of the fair market value (as defined in the Amended and Restated 2005 Long Term Incentive Plan) of a specified number of shares of our common stock at the time the right is exercised over the exercise price of such right at the time it was granted (which may not be less than 100% of the fair market value (as defined in the Amended and Restated 2005 Long Term Incentive Plan) of the same number of shares of our common stock at the time the right was granted). The committee may determine fair market value based on the average reported sales price for common stock over a period specified by the committee or the reported sales price as of a specified date. The committee has the authority to designate the terms and conditions of stock appreciation rights granted under the Amended and Restated 2005 Long Term Incentive Plan, which terms may differ from one grant to another, although rights may not expire more than ten years from the date of grant. All the Company’s employees and directors are eligible to receive stock appreciation rights, and, as a condition to receiving an award, each awardee must enter a written stock appreciation rights agreement with our Company.  Subject to shareholder approval of the Amended and Restated 2005 Long term Incentive Plan, on March 1, 2008 the committee awarded 27,686 stock appreciation rights to certain directors, officers and employees of the Company.

Stock Unit Awards. The committee may also grant stock unit awards under the Amended and Restated 2005 Long Term Incentive Plan. Awards of stock units are denominated in shares of common stock, but may be paid either in shares of common stock or cash, as the committee determines. The committee has the authority to designate the terms and conditions of stock unit awards granted under the Amended and Restated 2005 Long Term Incentive Plan, which terms may differ from one grant to another, although awards may not expire more than ten years from the date of grant. All the Company’s employees and directors are eligible to receive these awards, and, as a condition to receiving an award, each awardee must enter a written stock unit award agreement with our Company.

Performance Awards. The Amended and Restated 2005 Long Term Incentive Plan also authorizes the committee to grant performance awards. These awards are divided into two categories:

•	performance shares, which include the right to receive shares of our common stock, restricted stock or cash of equal value (or any combination of these as determined by the committee); and/or

•	performance units, which include the right to receive a fixed cash payment, shares of our common stock or restricted stock (or any combination of these as determined by the committee).

The committee can grant performance awards for no cash consideration or for any other consideration required by law or specified at the time of the grant. Each performance award will have its own terms and conditions (determined and modified at the committee’s discretion), which can include provisions establishing the performance period, the performance criteria to be achieved during a performance period and the maximum and minimum settlement values. These awards may be valued according to the fair market value of our shares or any method chosen by the committee. Performance awards may be paid in cash, shares of our common stock (including restricted stock) and/or other consideration. Achievement of the performance objective can constitute consideration as well. These awards may be paid in a single payment or in installments and can be paid at a specified date or upon attaining the performance objective, all at the committee’s discretion. All of the Company’s employees and directors are eligible to receive these awards, and, as a condition to receiving an award, each awardee must enter a written performance award agreement with our company.

Awards Granted to Certain Individuals and Groups

The number of awards that an employee or director may receive under the Amended and Restated 2005 Long Term Incentive Plan is at the discretion of the committee and therefore cannot be determined in advance.  The information required to be provided by Item 10(a)(2)(iii) of Schedule 14A is set forth collectively in the Director Summary Compensation Table and the table regarding Grants of Plan Based Awards, in each case as set forth herein.

Termination of Awards

Awards of options granted under the Amended and Restated 2005 Long Term Incentive Plan may terminate early upon the death, disability, or termination of awardee’s employment. If an awardee’s employment is terminated for cause, the awardee’s awards (other than restricted stock that has already vested) will automatically expire on the termination date.

Compliance With Securities Laws

No awards may be granted under the Amended and Restated 2005 Long Term Incentive Plan unless we comply with applicable securities laws and list our shares of common stock granted by awards with the New York Stock Exchange. With regard to any shares that we grant under the Amended and Restated 2005 Long Term Incentive Plan through options or restricted stock, the Company’s management plans to register these shares under the federal securities laws and list them with the New York Stock Exchange.

Transferability

Awards granted under the Amended and Restated 2005 Long Term Incentive Plan (other than restricted stock that has fully vested) cannot be transferred except by will or the laws of descent and distribution, or with respect to nonqualified stock options, by the terms of a qualified domestic relations order. Incentive stock options awarded under the Amended and Restated 2005 Long Term Incentive Plan may be exercised during the life of an optionee only by the optionee or his legally authorized representative. The committee, in its discretion, may permit nonqualified stock options to be transferred to members of the awardee’s immediate family, trusts for the benefit of immediate family members, and partnerships in which immediate family members are the only partners, but only if there is no consideration for the transfer.

Acceleration of Awards

The committee may accelerate the exercisability or other vesting of any award at any time. Awards granted under the Amended and Restated 2005 Long Term Incentive Plan will vest in full immediately if the Company experiences an actual or a threatened change in control (as determined by the committee in its sole discretion).

Term

The Amended and Restated 2005 Long Term Incentive Plan terminates on May 9, 2015. No award will be granted under the Amended and Restated 2005 Long Term Incentive Plan after that date.

Summary of Certain Material Federal Income Tax Consequences of Awards

The following is a limited discussion of certain of the material federal income tax consequences of awards under the Amended and Restated 2005 Long Term Incentive Plan. No attempt has been made to comment on all relevant tax matters related to the Amended and Restated 2005 Long Term Incentive Plan or those dependent upon the particular circumstances of a recipient of an award. The summary is based on current provisions of the Internal Revenue Code of 1986, as amended, (the "Code") regulations thereunder, administrative rulings and court decisions, all of which are subject to change (possibly retroactively). The summary does not address state, local, or foreign income tax considerations, federal income tax considerations of non-U.S. persons or federal gift and estate considerations.

Incentive Stock Options. The Company generally will not be entitled to a compensation deduction for federal income tax purposes with respect to the grant or exercise of an incentive stock option or upon the disposition of common stock received upon exercise of an incentive stock option. No taxable income will generally be realized by an optionee upon the grant or exercise of an incentive stock option (other than alternative minimum tax consequences, if any), and an optionee will generally recognize long-term or short-term capital gain upon disposition of common stock received upon exercise of an incentive stock option, depending upon the length of time the optionee has held the common stock before disposition. If, however, an optionee disposes of common stock acquired upon exercise of an incentive stock option when the shares have not been held by the optionee for more than one year after their issuance and two years after the date of grant of the incentive stock option, the optionee will realize ordinary income and the Company will be entitled to a compensation deduction, subject to certain limitations, with respect to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option exercise price and (ii) the excess of the amount realized on the disposition of the shares and the optionee’s adjusted basis in the shares. Certain special rules apply if an incentive stock option is exercised by tendering our stock.

Nonqualified Stock Options. The Company will generally be entitled to a compensation deduction with respect to nonqualified stock options granted under the Amended and Restated 2005 Long Term Incentive Plan upon their exercise and in an amount equal to the excess of the fair market value of the common stock issued upon exercise over the exercise price if any. Such excess will generally constitute ordinary compensation income to the optionee for the year of exercise. Any appreciation or depreciation in the fair market value of those shares after the exercise date of the option will generally result in capital gain or loss to the option holder at the time he or she disposes of those shares, subject to short-term or long-term characterization depending on the holding period of the shares.

Restricted Stock Grants. The Company will generally be entitled to a compensation deduction with respect to restricted stock grants under the Amended and Restated 2005 Long Term Incentive Plan when the shares are “substantially vested” and in an amount equal to any excess of the fair market value of the shares at the time of vesting over any amounts paid for the shares. Such excess will generally constitute ordinary compensation income to the holder for the year in which the shares become “substantially vested.” The shares will become “substantially vested” as of the first date (the “vesting date”) the holder’s interest in the shares is no longer subject to a substantial risk of forfeiture or such shares are transferable free of any substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to such stock will be taxable as compensation income. A holder may, however, elect, pursuant to Section 83(b) of the Code, to report any excess of the fair market value of the shares on the date of grant over the amount paid, if any, for the shares as ordinary income for the taxable year of the grant. If such an election is made, dividends will not be treated as compensation income but rather as dividend income. In such case, the Company’s corresponding deduction is limited to such amount and required to be taken only in the taxable year of the grant. To be effective, the Section 83(b) election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the holder.

Stock Appreciation Rights, Stock Unit Awards and Performance Awards. The Company will generally be entitled to a compensation deduction with respect to stock appreciation rights, Stock Unit Awards and Performance Awards granted under the Amended and Restated 2005 Long Term Incentive Plan in an amount equal to the fair market value of the cash, shares or other property delivered at exercise, receipt or vesting and which amount shall be treated as ordinary income to the holder at such time (less any amount paid for the award). See the discussion of Section 162(m) of the Code below.

Code Section 162(m). Notwithstanding the foregoing, Section 162(m) of the Code denies the Company a deduction with respect to the aggregate compensation of certain covered employees to the extent a covered employee’s aggregate compensation for any taxable year exceeds $1,000,000. Covered employees include the Company’s chief executive officer and its four other highest compensated officers for the applicable taxable year. Compensation resulting from the grant, exercise or disposition of awards is potentially subject to the Code Section 162(m) limitation. Certain “qualified performance based compensation” (“QPBC”) is excepted from the Section 162(m) limitation, however. Incentive stock options granted under the Amended and Restated 2005 Long Term Incentive Plan should qualify for the QPBC exception. Additionally, nonqualified stock options, Stock Appreciation Rights, and Performance Awards granted under the Amended and Restated 2005 Long Term Incentive Plan should so qualify, since their exercise prices are required by the Amended and Restated 2005 Long Term Incentive Plan to be at least equal to the fair market value of the underlying common stock on the date of grant. Restricted Stock Grants and Stock Unit Awards that may be subject to the attainment of performance measures but that do not meet the requirements of Section 162(m) of the Code will not qualify as QPBC and, in such event, would be subject to Section 162(m) deduction restrictions. When applicable, the Company presently intends to use its best efforts to limit awards to those qualifying for the QPBC exception. Nevertheless, the Company may issue awards that do not so qualify. In such case, all or part of the compensation deduction otherwise available to the Company will be denied and the Company’s after-tax cost of the Award will increase.

Internal Revenue Code Section 409A. Section 409A of the Code imposes new constraints on nonqualified deferred compensation, and some awards under the Amended and Restated 2005 Long-Term Incentive Plan may be subject to these new rules. Failure to comply with the new rules under Section 409A may result in the early taxation of deferred compensation and the imposition of a 20% penalty. Notwithstanding anything in the Amended and Restated 2005 Long-Term Incentive Plan to the contrary, if any provision or award under the plan would result in the imposition of an applicable tax under Section 409A and related regulations and pronouncements, that plan provision or award may be reformed to avoid imposition of the applicable tax and no action taken to comply with Section 409A shall be deemed to adversely affect the participant’s rights to an award.

Shareholder Approval

The Amended and Restated 2005 Long Term Incentive Plan is subject to shareholder approval at the Annual Meeting. Without this shareholder approval, no additional awards will be granted under the 2005 Long Term Incentive Plan, but awards outstanding under the plan will continue in accordance with their terms. If the Amended and Restated 2005 Long Term Incentive Plan is not approved by the shareholders, the stock appreciation rights awards that the compensation committee has awarded under the plan that are contingent upon shareholder approval of the plan shall be null and void. The affirmative vote of the holders of a majority of the total number of shares voting “FOR” or “AGAINST” the plan at the meeting, assuming a quorum is present, is required for approval of the plan.

The Board of Directors recommends you vote “FOR” approval of the amendments to the 2005 Long Term Incentive Plan described above.

PROPOSAL 3

ADOPTION OF EMPLOYEE STOCK PURCHASE PLAN

In May 2008, the board of directors authorized the adoption of the AZZ incorporated Employee Stock Purchase Plan (the “Purchase Plan”) and reserved 500,000 shares of the Company’s common stock for issuance thereunder, subject to the approval of the shareholders of the Company.  No options have yet been granted under the Purchase Plan. The purpose of the Purchase Plan is to provide employees (including officers) of the Company and certain of its majority owned subsidiaries with an opportunity to purchase common stock from the Company through payroll deductions.  The essential features of the Purchase Plan are outlined below.  The description that follows, however, is only a summary and is qualified in its entirety by reference to the full text of the Purchase Plan, which is attached as Appendix B to this Proxy Statement.

Offering Period

Offerings under the Purchase Plan have a duration of twenty-four months and commence on the Monday immediately following the completion of the first payroll period ending in September and March of each year, unless otherwise specified by the board of directors.  Each offering period is composed of four six-month exercise periods.  The board of directors has the power to alter the duration of an offering period with respect to future offerings if announced at least fifteen days prior to the scheduled beginning of the first offering period to be affected.

Grant and Exercise of Option

On the first day of an offering period (the “Enrollment Date”), the participant is granted an option to purchase on each exercise date during such offering period up to a number of whole shares of the common stock determined by dividing 10% of the participant's Compensation (as defined in the Purchase Plan) by the lower of (i) 85% of the fair market value of a share of the common stock on the Enrollment Date or (ii) 85% of the fair market value of a share of common stock on the exercise date.  The number of shares subject to such option shall be reduced, if necessary, to maintain the limitations with respect to a participant's ownership of stock and/or options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of  the Company or any subsidiary, and to restrict a participant's right to purchase stock under the Purchase Plan to the maximum amount allowed under the Code which is currently $25,000 in fair market value of such stock (determined at the time the option is granted), for each calendar year in which such option is outstanding at any time.  Unless the employee's participation is discontinued, his option for the purchase of shares of common stock will be exercised automatically at the end of each six month exercise period within the offering period at the applicable price.  To the extent an employee's payroll deductions exceed the amount required to purchase the shares subject to option, such excess amount shall be held in such participant's account for the next exercise period, unless such participant has withdrawn from the offering period or unless such offering period has terminated with such exercise date, in which case such amount shall be returned to the employee without interest.

Shares Available Under the Purchase Plan

The total number of shares of common stock that are issuable under the Purchase Plan is 500,000 shares.

Eligibility and Participation

Any employee who is employed by the Company or its participating majority owned subsidiaries for at least twenty hours per week (customarily) and more than ninety days prior to such employee’s election to participate in the Purchase Plan is eligible to participate in offerings under the Purchase Plan.  Employees become participants in the Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions within the specified period of time prior to the commencement of each offering period.  Currently, the Company and its majority owned subsidiaries have approximately 1,700 employees eligible to participate in the Purchase Plan.  The board of directors has the sole discretion to designate majority owned subsidiaries of the Company for participation in the Purchase Plan, and the board of directors may amend this designation at any time in its sole discretion.

No employee is permitted to purchase shares under the Purchase Plan if such employee owns five percent (5%) or more of the total combined voting power or value of all classes of shares of stock of the Company (including shares that may be purchased under the Purchase Plan or pursuant to any other options).  In addition, no employee is entitled to purchase more than the maximum amount of shares allowed under the Code which is currently $25,000 worth of shares (based on the fair market value of the shares at the time the option is granted) in any calendar year.

Purchase Price

The price at which shares of common stock are sold under the Purchase Plan is eighty-five percent (85%) of the fair market value per share of common stock at either the beginning of the offering period or at  the end of each six-month exercise period, whichever is lower.

Payroll Deductions

The purchase price of the shares of common stock is accumulated by payroll deduction over each offering period.  The deductions may not be greater than ten percent (10%) of a participant's compensation.  Compensation for purposes of the Purchase Plan includes the regular earnings paid to the participant during the offering period by the Company or a participating majority owned subsidiary, whichever employs the participant, used to calculate federal taxable income for the offering period and reported on the participant’s Form W-2.  A participant may decrease or, within such limits, increase his or her rate of payroll deductions at any time during the offering period, provided that a participant that wishes to continue participating in the Purchase Plan may not decrease his or her rate of payroll deductions below one percent (1%) of his or her Compensation (as defined in the Purchase Plan).

All payroll deductions of a participant are credited to his or her account under the Purchase Plan and are deposited with the general funds of the Company.  Such funds may be used for any corporate purpose pending the purchase of shares.  No charges for administrative or other costs may be made by the Company against the payroll deductions.

Awards Granted to Certain Individuals and Groups

The number of shares of the Company's common stock that any employee may elect to purchase under the Purchase Plan is determined at the discretion of such employee and is based on the future price of the Company’s common stock.  Therefore, the number of shares of the Company's common stock that may be purchased under the Purchase Plan cannot be determined in advance.  Similarly, the Company cannot predict the number of shares of the Company's common stock that any employee would have elected to purchase had the Purchase Plan been in effect for the last completed fiscal year.  Therefore, the information required to be provided by Items 10(a)(2)(i) through 10(a)(2)(iii) of Schedule 14A is not determinable at this time.

Administration

The Purchase Plan is administered by the board of directors or a committee appointed by the board of directors.  Directors who are eligible employees are permitted to participate in the Purchase Plan; provided, however, that (i) directors who are eligible to participate in the Purchase Plan may not vote on any matter affecting the administration or the grant of any option pursuant to the Purchase Plan and (ii) if a committee is established to administer the Purchase Plan, no committee member will be eligible to participate in the Purchase Plan.  In the event that the shareholders approve the Purchase Plan, the Board will delegate administration of the Purchase Plan to the Compensation Committee.

Withdrawal from the Plan

A participant may terminate his or her interest in a given offering, or in a given exercise period, by withdrawing all, but not less than all, of the accumulated payroll deductions credited to such participant's account at any time prior to the end of the offering period.  The withdrawal of accumulated payroll deductions automatically terminates the employee's interest in that offering, or exercise period, as the case may be.  As soon as practicable after such withdrawal, the payroll deductions credited to a participant's account are returned to the participant without interest.

A participant's withdrawal from an offering does not have any effect upon such participant's eligibility to participate in subsequent offerings under the Purchase Plan.  Similarly, a participant's withdrawal from a six-month exercise period does not have any effect upon such participant's eligibility to participate in subsequent exercise periods within the same offering period.

Termination of Employment

Termination of a participant's employment for any reason, including retirement or death or the failure to remain in the continuous employ of the Company for at least twenty hours per week (except for certain leaves of absence), cancels his or her participation in the Purchase Plan immediately.  In  such event, the payroll deductions credited to the participant's account will be returned to the participant or in the case of death, to the person or persons entitled thereto, without interest.

Capital Changes

In the event of changes in the common stock of the Company due to stock dividends or other changes in capitalization, or in the event of any merger, sale or any other reorganization, appropriate adjustments will be made by the Company to the shares subject to purchase and to the price per share.

Nonassignability

No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned or transferred for any reason, and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

Amendment and Termination of the Plan

The board of directors may at any time amend or terminate the Purchase Plan, except that such termination cannot affect options previously granted nor may any amendment make any change in an existing option that adversely affects the rights of any participant.  No amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares that may be issued under the Purchase Plan, permit payroll deductions at a rate in excess of ten percent (10%) of a participant's compensation, change the designation of the employees eligible for participation in the Purchase Plan or constitute an amendment for which shareholder approval would be required by law or the rules of the New York Stock Exchange.

Tax Information

The Purchase Plan and the right of participants to make purchases thereunder is intended to qualify under the provisions of Sections 421 and 423 of the Code.  Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares.  Upon disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period.  If the shares have been held by the participant for more than two years after the date of option grant and one year from the date of option exercise, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the option price, or (b) the excess of the fair market value of the shares at the time the option was granted over the option price (which option price will be computed as of the grant date) will be treated as ordinary income, and any further gain will be treated as long-term capital gain.  If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the exercise date over the option price will be treated as ordinary income, and any further gain or loss on such disposition will be long or short-term capital gain or loss, depending on the holding period.  The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares prior to the expiration of the holding period described above.

The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan.  Reference should be made to the applicable provisions of the Code.  In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

Required Vote

The Purchase Plan is subject to shareholder approval at the 2008 Annual Meeting. The affirmative vote of the holders of a majority of the total number of shares voting “FOR” or “AGAINST” the plan at the meeting, assuming a quorum is present, is required for approval of the plan.

The Board of Directors recommends you vote “FOR” approval of the Employee Stock Purchase Plan described above.

OTHER BUSINESS

We do not plan to act on any matters at the meeting other than those described in this proxy statement. If any other business should properly come before the meeting, the persons named in the proxy will vote in accordance with their best judgment.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Independent Auditor Fees

The following table presents fees incurred for professional services rendered by BDO Seidman, our independent auditors for our fiscal year ended February 29, 2008, and our fiscal year ended February 28, 2007.  All services listed below were pre-approved by the Audit Committee.

	February 29, 2008	February 28, 2007
Audit Fees (1)	$367,829	$402,612
Audit-Related Fees	0	0
Tax Fees (2)	$72,400	$144,660
All Other Fees	0	0

Total Fees	$440,229	$547,272
__________
(1)
Includes fees for services related to the annual audit of the consolidated financial statements, required statutory audits, and reviews of our quarterly reports on Form 10-Q.  Includes fees for services related to assistance with Section 404 internal control reporting requirements.

(2)	Includes fees for services related to tax compliance, tax advice and tax planning.

Pre-approval of Nonaudit Fees

The audit committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent auditor.  The policy provides for pre-approval by the audit committee of specifically defined audit and non-audit services.  Unless the specific service has been previously pre-approved with respect to that year, the audit committee must approve the permitted service before the independent auditor is engaged to perform it.  The audit committee has delegated to the chairman of the audit committee authority to approve permitted services where the fees for the engagement do not exceed $25,000, provided that the chairman reports any decisions to the committee at its next scheduled meeting.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

To be included in the proxy statement relating to the 2009 Annual Meeting, shareholder proposals must be received by our secretary no later than 5:00 p.m., local time, February 1, 2009.

In order to bring a matter before the 2009 Annual Meeting that is not contained in the proxy statement, including the nomination of an individual for election as a director, a shareholder must comply with the advance notice provisions of our by-laws.  Our by-laws require that we receive notice of the matter no earlier than April 27, 2009, and no later than May 22, 2009. You may contact our secretary to find out what specific information regarding the matter must be included with the advance notice.

PROXY SOLICITATION

We will pay all costs associated with the solicitation, which we expect to be $5,000 or less, and all mailing and delivery expenses. In addition to solicitations by mail, our officers and employees may solicit proxies personally and by telephone or other means, for which they will receive no compensation in addition to their normal compensation.  We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse them for their reasonable out-of-pocket and clerical expenses.

VOTING SECURITIES

Shareholders of record on May 12, 2008, will be entitled to vote at the meeting.    Each share of common stock entitles the holder to one vote on each matter voted on at the meeting.  An abstention will not be counted as voting for a matter, and, therefore, will have the same effect as a vote against the matter.  Votes withheld, including broker non-votes, will not be counted as a vote either for or against the matter.

QUORUM

Shareholders representing a majority of the shares of our common stock outstanding as of May 12, 2008, must be present at the Annual Meeting in order to conduct business at the meeting.

YOUR VOTE IS IMPORTANT

You are encouraged to let us know your preference by completing and returning the enclosed proxy card.

Dana L. Perry
Corporate Secretary

June 1, 2008

APPENDIX A

AZZ incorporated
AMENDED AND RESTATED 2005 LONG-TERM INCENTIVE PLAN

ARTICLE I
THE PLAN

1.1           Name.  This Plan shall be known as the “Amended and Restated AZZ incorporated 2005 Long-Term Incentive Plan.”  Capitalized terms used herein are defined in Article IX hereof.

1.2           Purpose.  The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to award to its Employees and Directors shares of Common Stock of the Company and options to purchase Common Stock in the form of Incentive Stock Options, Non-qualified Stock Options, Performance Awards, Restricted Stock, Stock Appreciation Rights and Stock Unit Awards.  The Plan is designed to help the Company and its Affiliates attract and retain superior personnel for positions of substantial responsibility, to provide Employees and Directors with an additional incentive to contribute to the long-term performance and success of the Company and to align Employees’ and Directors’ long-term financial interests with those of the Company’s stockholders.  The Company intends that Incentive Stock Options granted pursuant to Article III shall qualify as “incentive stock options” within the meaning of Section 422 of the Code.

1.3           Effective Date.  The Plan shall become effective upon the Effective Date; provided, however, that if the shareholders of the Company have not approved the Plan by the date that is twelve months after the Effective Date, the Plan and all grants made under the Plan shall be void and of no force or effect.

1.4           Eligibility to Participate.  Any Employee or Director shall be eligible to participate in the Plan.  Subject to the following provisions, the Committee may make Awards in accordance with such determinations as the Committee from time to time in its sole discretion shall make; provided, however, that Incentive Stock Options may be granted only to persons who are Employees.

1.5           Shares Subject to the Plan.  The shares of Common Stock to be issued pursuant to the Plan shall be either authorized and unissued shares of Common Stock or shares of Common Stock issued and thereafter acquired by the Company in open market transactions or otherwise.

1.6           Maximum Number of Plan Shares.  Subject to adjustment pursuant to the provisions of Section 9.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued and sold hereunder shall not exceed 1,000,000 shares, and the maximum aggregate number of Plan Shares with respect to which Awards may be granted to any person during any calendar year shall not exceed 100,000 shares.

1.7           Shares Granted Under Plan.  Plan Shares with respect to which an Option has been exercised or Restricted Stock or Stock Unit Awards have vested and Plan Shares which have been issued in connection with Performance Awards shall not again be available for grant hereunder.  If Options or Stock Appreciation Rights terminate for any reason without being wholly exercised, if Restricted Stock or Stock Unit Awards are forfeited prior to vesting or if Plan Shares are not issued under Performance Awards, the number of Plan Shares underlying such Award shall not count towards the maximum aggregate number of Plan Shares that may be issued under the Plan as set forth in Section 1.6, and new Awards may be granted hereunder covering the number of Plan Shares to which such termination, forfeiture or lapse relates.  Notwithstanding the foregoing, to the extent required for Awards intended to constitute “qualified performance-based compensation” under Code Section 162(m) to satisfy the requirements for deductibility under Code Section 162(m), Plan Shares subject to an Option or Stock Appreciation Right that is cancelled shall not again be available under the Plan for purposes of Section 1.6 and such other purposes, if any, as are required to satisfy such requirements under Code Section 162(m).

1

Upon the exercise of a Stock Appreciation Right, only the number of shares of Common Stock actually issued in connection with the exercise of such Stock Appreciation Right (and not the corresponding number of shares of Common Stock related to the Stock Appreciation Right (or portion thereof) being exercised) shall be treated as issued under the Plan and, for the purpose of the limitation set forth in Section 1.6 of the Plan in regard to the number of shares of Common Stock issuable under the Plan, the remaining number of shares of Common Stock related to such exercised Stock Appreciation Right (or portion thereof) shall again be available for issuance under the Plan.  In the event that the Company distributes cash in lieu of issuing shares of Common Stock in connection with the exercise of a Stock Appreciation Right, the corresponding number of shares of Common Stock related to the Stock Appreciation Right (or portion thereof) being exercised shall again be available for issuance under the Plan.

1.8           Conditions Precedent.  The Company shall not issue any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

(a)
the admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

(b)
the completion of any registration or other qualification of the offer or sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its sole discretion deem necessary or advisable; and

(c)	the obtaining of any approval or other clearance from any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.

1.9           Reservation of Shares of Common Stock.  During the term of the Plan, the Company shall at all times reserve and keep available such number of shares of Common Stock as shall be necessary to satisfy the requirements of the Plan as to the number of Plan Shares.  In addition, the Company shall from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority that is necessary to issue Plan Shares hereunder.  The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

1.10           Tax Withholding and Reporting.

(a)
Condition Precedent.  The issuance of Plan Shares pursuant to the exercise of any Option or Stock Appreciation Right or in connection with a Performance Award,  and the vesting of any Restricted Stock or Stock Unit Award, is subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state, or local law is necessary or desirable as a condition of, or in connection with such issuance, vesting or payment, then the issuance, vesting or payment shall not be effected unless the withholding shall have been effected or obtained in a manner acceptable to the Committee.

(b)
Manner of Satisfying Withholding Obligation.  When the Committee requires an Awardee to pay to the Company an amount required to be withheld under applicable income tax laws in connection with paragraph (a) above, such payment shall be made, as the Committee may in each case in its discretion determine, (i) in cash, (ii) by check, (iii) by delivery to the Company of shares of Common Stock already owned by the Awardee having a Fair Market Value on the Tax Date equal to the amount required to be withheld, (iv) through the withholding by the Company (“Company Withholding”) of a portion (but no more than the portion as so calculated) of the Plan Shares acquired upon the exercise of an Option or Stock Appreciation Right having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration permitted by the Committee in its discretion.

2

(c)
Notice of Disposition of Stock Acquired Pursuant to Incentive Stock Options.  The Company may require as a condition to the issuance of Plan Shares covered by any Incentive Stock Option that the party exercising the Option give a written representation to the Company, satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he shall report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(l) of the Code.  If and to the extent the realization of income in such a disposition imposes upon the Company federal, state, or local withholding tax requirements or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Plan Shares covered by an Incentive Stock Option that the party exercising such Option give a satisfactory written representation promising to make such a remittance.

(d)
Tax Reporting.  The Company shall file, and shall furnish the Awardee a copy of, all federal, state, and local tax information returns that it deems to be required in connection with the grant, exercise, or vesting of any Award.

1.11           Exercise of Options.

(a)
Method of Exercise.  Each Option shall be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted.  No Option may be exercised for a fraction of a Plan Share.

(b)
Payment of Purchase Price.  The purchase price of any Plan Shares purchased pursuant to an Option shall be paid at the time of exercise of the Option, as the Committee may in each case in its discretion determine, (i) in cash, (ii) by certified or cashier’s check, (iii) in shares of Common Stock held for at least six months, (iv) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (v) in any other form of valid consideration permitted by the Committee in its discretion. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value.

1.12           Acceleration in Certain Events.  The Committee may accelerate the exercisability or other vesting of any Award in whole or in part at any time.  Notwithstanding the provisions of any Award Agreement, the following provisions shall apply:

(a)
Mergers, Consolidation, Etc.  In the event that the Company, pursuant to action by the Board, at any time enters an agreement whereby the Company will merge into, consolidate with, or sell or otherwise transfer all or substantially all of its assets to another corporation or other entity and provision is not made pursuant to the terms of such transaction for the assumption by the surviving, resulting, or acquiring corporation or other entity of outstanding Awards, or for the substitution of new Awards with substantially equivalent benefit therefor, each outstanding Award shall become fully (100 percent) vested upon approval of the merger or consolidation by the shareholders or owners of all constituent entities as required by the applicable laws of their respective domiciles. The Committee shall advise each Awardee in writing of the manner and terms under which such fully vested Awards shall be exercised, if applicable.

(b)
Change in Control.  Anything contained herein to the contrary notwithstanding, (1) an Awardee shall become fully (100 percent) vested in each of his or her Awards upon the occurrence of a Change in Control (as defined below) or a threatened Change in Control (as determined by the Committee in its sole discretion); and (2) no Award held by an Awardee at the time a Change in Control or threatened Change in Control occurs or at any time thereafter shall terminate for any reason before the end of the Award’s express term. For purposes of this section, “Change in Control” means one or more of the following events:

3

(i)
Any person within the meaning of Section 13(d) and 14(d) of the Exchange Act, other than the Company (including its Subsidiaries, directors or executive officers) has become the beneficial owner, within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50 percent or more of the combined voting power of the Company’s then outstanding Common Stock and any other class or classes of the Company’s outstanding securities ordinarily entitled to vote in elections of directors (collectively, “Voting Securities”) (other than through the purchase of Voting Securities from the Company); or

(ii)
Shares representing 50 percent or more of the combined voting power of the Company’s Voting Securities are purchased pursuant to a tender offer or exchange offer (other than an offer by the Company or its subsidiaries or affiliates); or

(iii)
As a result of, or in connection with, any reorganization, tender offer or exchange offer, merger or other business combination, sale of assets, actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person (within the meaning of Section 14d of the Exchange Act) other than the Board, or any combination of the foregoing transactions (a “Transaction”), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or of any successor to the Company; or

(iv)
Following the effective date of the Plan, the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than 50 percent of the outstanding Voting Securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company; or

(v)
The Company transfers more than 50 percent of its assets, or the last of a series of transfers results in the transfer of more than 50 percent of the assets of the Company, to another entity that is not wholly-owned by the Company.  For purposes of this subsection (v), the determination of what constitutes a transfer and what constitutes over 50 percent of the assets of the Company shall be made by the Committee, as constituted immediately prior to the events that would constitute a Change in Control if 50 percent of the Company’s assets were transferred in connection with such events, in its sole discretion.

(vi)
During any two consecutive years, individuals who, at the beginning of such period constituted the entire Board, ceased to constitute a majority of the Directors, unless the election of each was approved by at least two-thirds of the Directors still in office who were Directors at the beginning of the period.

1.13           Written Notice Required.  Any Option or Stock Appreciation Right shall be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option or Stock Appreciation Right and payment for the Plan Shares with respect to which the Option is exercised (if applicable) has been received by the Company in accordance with Section 1.11.

1.14           Compliance with Securities Laws.  Plan Shares shall not be issued with respect to any Award unless the issuance and delivery of the Plan Shares (and the exercise of an Option or Stock Appreciation Right, if applicable) shall comply with all relevant provisions of state and federal law (including without limitation (i) the Securities Act and the rules and regulations promulgated thereunder and (ii) the requirements of any stock exchange upon which the Plan Shares may then be listed) and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require an Awardee to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation.  Further, each Awardee shall consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to an Award, restricting their transfer as required by law or this section.

4

1.15           Employment or Service of Awardee.  Nothing in the Plan or in any Award shall confer upon any Employee any right to continued employment by the Company or any of its Subsidiaries or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that employment.  Nothing in the Plan or in any Award shall confer upon any Director any right to continued service as a Director of the Company or any of its Subsidiaries or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that service.

1.16           Rights of Awardees Upon Termination of Employment or Service.  The provisions in this Section 1.16 shall be subject to the provisions of Sections 6.1 and 8.1 the provisions of any Award Agreement.  In the event an Awardee ceases to be an Employee or Director, or for any reason other than death, Retirement, Permanent Disability, or Cause or pursuant to a right of termination under an Employee’s employment agreement with the Company, (i) the Committee shall have the ability to accelerate the vesting of the Awardee’s Awards, in its sole discretion, and (ii) any Option or Stock Appreciation Right held by such Awardee shall be exercisable (to the extent exercisable on the date of termination of employment or rendition of services, or, if the vesting of such Option or Stock Appreciation Right has been accelerated, to the extent exercisable following such acceleration) at any time within three months after the date of termination of employment or rendition of services, unless by its terms the Option or Stock Appreciation Right expires earlier or unless, with respect to a Nonqualified Stock Option or Stock Appreciation Right, the Committee agrees, in its sole discretion, to extend its term further; provided, however, that the term of any such Option or Stock Appreciation Right shall not be extended beyond its initial term. In the event an Awardee ceases to serve as an Employee or Director due to death, Permanent Disability, Retirement, or Cause or pursuant to a right of termination under an Employee’s employment agreement with the Company, (i) the Committee shall have the ability to accelerate the vesting of the Awardee’s Awards, in its sole discretion, and (ii) the Awardee’s Options or Stock Appreciation Right may be exercised as follows:

(a)
Death.  Except as otherwise limited by the Committee at the time of the grant of an Option or Stock Appreciation Right, if an Awardee dies while serving as an Employee or Director or within three months after ceasing to be an Employee or Director, his Options and/or Stock Appreciation Rights shall become fully (100 percent) vested on the date of his death and shall expire twelve months thereafter, unless by their terms they expire sooner or unless, with respect to a Nonqualified Stock Option or Stock Appreciation Right, the Committee agrees, in its sole discretion, to extend its term further; provided, however, that the term of any such Nonqualified Stock Option shall not be extended beyond its initial term. During such period, the Option or Stock Appreciation Right may be fully exercised, to the extent that it remains unexercised on the date of death, by the Awardee’s personal representative or by the distributees to whom the Awardee’s rights under the Option or Stock Appreciation Right pass by will or by the laws of descent and distribution.

(b)
Retirement.  If an Awardee ceases to serve as an Employee or Director as a result of Retirement, (i) the Committee shall have the ability to accelerate the vesting of the Awardee’s Awards, in its sole discretion, and (ii) the Awardee’s Options and/or Stock Appreciation Rights shall be exercisable (to the extent exercisable on the effective date of such Retirement or, if the vesting of such Options and/or Stock Appreciation Rights has been accelerated, to the extent exercisable following such acceleration) only at any time within three months after the effective date of such Retirement, unless by their terms the Options and/or Stock Appreciation Rights expire earlier or unless, with respect to a Nonqualified Stock Option or Stock Appreciation Right, the Committee agrees, in its sole discretion, to extend its term further; provided that the term of any such Option or Stock Appreciation Right shall not be extended beyond its initial term.

5

(c)
Disability.  If an Awardee ceases to serve as an Employee or Director as a result of Permanent Disability, the Awardee’s Awards shall become fully (100 percent) vested and shall expire twelve months thereafter, unless by their terms they expire sooner or, unless, with respect to a Nonqualified Stock Option or Stock Appreciation Right, the Committee agrees, in its sole discretion, to extend its term; provided, however, that the term of any such Option or Stock Appreciation Right shall not be extended beyond its initial term.

(d)
Cause.  If an Awardee ceases to be employed by the Company or a Subsidiary or ceases to serve as a Director because the Awardee’s employment or service relationship with the Company or a Subsidiary is terminated for Cause, the Awardee’s Awards (other than Restricted Stock or Stock Unit Award that has already vested), and any rights related thereto, shall automatically expire on the date of such termination.  If any facts that would constitute Cause for termination or removal of an Awardee are discovered after the Awardee’s employment or service relationship with the Company has ended, any Awards then held by the Awardee (other than Restricted Stock or Stock Unit Award that has already vested) may be immediately terminated by the Committee.  Notwithstanding the foregoing, if an Awardee is an Employee employed pursuant to a written employment agreement with the Company or a Subsidiary, the Awardee’s relationship with the Company or a Subsidiary shall be deemed terminated for Cause for purposes of the Plan only if the Awardee is considered under the circumstances to have been terminated “for cause” for purposes of such written agreement or the Awardee voluntarily ceases to be an Employee in breach of his employment agreement with the Company or a Subsidiary.

(e)
Notice.  If an Awardee’s employment agreement with the Company or an Affiliate is terminated by either the Company, an Affiliate, or the Awardee by providing a required or permitted notice of termination thereunder, the Awards that are exercisable as of the date of termination shall remain exercisable for a period of twelve months (three months if Incentive Stock Options) after the date of termination and shall expire at the end of such twelve-month period (three-month period if Incentive Stock Options).

1.17           Transferability of Awards.  Except as may be agreed upon by the Committee in accordance with this section, Awards (other than Restricted Stock or Stock Unit Award that has fully vested) shall not be transferable other than by will or the laws of descent and distribution or, with respect to Nonqualified Stock Options or Stock Appreciation Rights, pursuant to the terms of a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder.  Incentive Stock Options may be exercised during the lifetime of an Optionee only by that Optionee or by his legally authorized representative.  The designation by an Awardee of a beneficiary shall not constitute a transfer of the Award.  The Committee may, in its discretion, provide in an Award Agreement that Nonqualified Stock Options or Stock Appreciation Rights may be transferred to members of the Awardee’s immediate family, trusts for the benefit of the Awardee and/or such immediate family members, and partnerships in which the Awardee and/or such immediate family members are the only partners, provided that there is no consideration for the transfer.

1.18           Information to Awardees.  The Company shall furnish to each Awardee a copy of the annual report, proxy statements and all other reports sent to the Company’s shareholders, unless the Awardee otherwise receives the same as a shareholder of the Company.  Upon written request, the Company shall furnish to each Awardee a copy of its most recent Annual Report or Form 10-K and each quarterly report to shareholders issued since the end of the Company’s most recent fiscal year.

ARTICLE II
ADMINISTRATION

2.1           Committee.  The Plan shall be administered by the Compensation Committee of the Board of Directors consisting of not fewer than two members of the Board.  The Committee shall be appointed by the Board.  Each member of the Committee shall satisfy the independence requirements of the New York Stock Exchange and shall meet the definition of “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and “outside director” within the meaning of Section 162(m) of the Code and the regulations issued pursuant thereto.  Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine from time to time the persons to whom Awards shall be granted and the number of Plan Shares subject to each Award, to interpret the Plan, to prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Award Agreement, to modify or amend any Award Agreement or waive any conditions or restrictions applicable to any Award (or the exercise thereof), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final and binding upon all persons having an interest in the Plan.

6

2.2           Awards under the Plan.  Awards under the Plan may be granted as Options, Stock Appreciation Rights, Restricted Stock, Stock Unit Awards or Performance Awards, as described herein.  Awards may be granted separately, in combination or in tandem as determined by the Committee in its sole discretion.

2.3           Action by the Committee.  Action by the Committee shall be taken in accordance with the Committee’s Charter as currently in effect, and as may be amended from time to time.

2.4           Company Assistance.  The Company shall supply full and timely information to the Committee on all matters relating to Employees and Directors, their employment, death, Retirement, Permanent Disability, or other termination of employment or service, and such other pertinent facts as the Committee may require.  The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

2.5           Exculpation of Committee.  No member of the Committee shall be personally liable for, and the Company shall indemnify all members of the Committee and hold them harmless against, any claims resulting directly or indirectly from any action or inaction by the Committee pursuant to the Plan, including without limitation any determination by the Committee regarding whether a Change in Control (within the meaning of Section 1.12) is threatened and any failure by the Committee to consider such a determination.

ARTICLE III
INCENTIVE STOCK OPTIONS

3.1           Terms and Conditions.  The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.  However, in the absence of a determination by the Committee to the contrary, the right to exercise Options granted under this Article shall vest 20% on the date of the Award and 20% on each of the first four anniversaries of that date.

3.2           Duration of Options.  Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire earlier than one year or later than ten years after the date on which the Option is granted; and in no event shall any Option granted under this Article to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary or affiliate thereof within the meaning of Section 422 of the Code expire later than five years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

3.3           Purchase Price.  The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option; provided, however, in the event of the grant of any Option to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary or affiliate thereof within the meaning of Section 422 of the Code, the purchase price for the Plan Shares subject to that Option must be at least 110 percent of the Fair Market Value of those Plan Shares at the time the Option is granted.

7

3.4           Maximum Amount of Options First Exercisable in Any Calendar Year.  The aggregate Fair Market Value of Plan Shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and affiliates shall not exceed $100,000.  Any portion of an Option granted under the Plan in excess of the foregoing limit shall be considered granted pursuant to Article IV.

3.5           Individual Option Agreements.  Each Employee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company, the terms of which may differ from Option Agreements entered into by other Optionees.  In such Option Agreement, the Employee shall agree to be bound by the terms and conditions of the Plan, the Options granted pursuant thereto, and such other matters as the Committee deems appropriate.

3.6           Persons Eligible.  Each Employee of the Company or any of its Subsidiaries shall be eligible to receive a grant of Incentive Stock Options.

ARTICLE IV
NONQUALIFIED STOCK OPTIONS

4.1           Option Terms and Conditions.  The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine as long as all Options granted under this Article satisfy the requirements of this Article.  However, in the absence of a determination by the Committee to the contrary, the right to exercise Options granted under this Article shall vest 20% on the date of the Award and 20% on each of the first four anniversaries of that date.

4.2           Duration of Options.  Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire later than ten years after the date on which the Option is granted.  In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

           4.3           Purchase Price.  The purchase price for the Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

4.4           Individual Option Agreements.  Each Optionee receiving Options pursuant to this Article shall be required to enter a written Option Agreement with the Company, the terms of which may differ from Option Agreements entered into by other Optionees.  In such Option Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan, the Options granted pursuant thereto, and such other matters as the Committee deems appropriate.

4.5           Persons Eligible.  Each Employee and Director of the Company or any of its Affiliates shall be eligible to receive a grant of Nonqualified Stock Options.

ARTICLE V
STOCK APPRECIATION RIGHTS

5.1           Terms and Conditions.  The terms and conditions of Stock Appreciation Rights granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Stock Appreciation Rights granted under this Article satisfy the requirements of this Article.  Notwithstanding anything herein or in any Award Agreement to the contrary, no participant in the Plan who is subject to United States federal income tax shall be awarded a Stock Appreciation Right unless the Committee determines that such Stock Appreciation Right does not provide for the deferral of compensation within the meaning of Section 409A of the Code.

8

5.2           Duration of Stock Appreciation Rights.  Each Stock Appreciation Right granted pursuant to this Article and all rights related thereto shall expire on the date determined by the Committee, but in no event shall any Stock Appreciation Right granted under this Article expire later than ten years after the date on which the Stock Appreciation Right is granted.  In addition, each Stock Appreciation Right shall be subject to early termination as provided elsewhere in the Plan.

5.3           Payment Upon Exercise.  A Stock Appreciation Right represents the right to receive payment in cash, Common Stock or a combination of cash and Common Stock in an amount equal to the excess of the fair market value of a specified number of shares of Common Stock at the time the Stock Appreciation Right is exercised over the exercise price of such Stock Appreciation Right which shall be no less than 100% of the Fair Market Value of the same number of shares at the time the Stock Appreciation Right was granted.  Solely for purposes of this Section 5.3, Fair Market Value may be based on the average reported sales prices for Common Stock over a period determined by the Committee or the reported sales price on the specified date, as determined by the Committee.

5.4           Individual Stock Appreciation Rights Agreements.  Each Awardee receiving Stock Appreciation Rights pursuant to this Article shall be required to enter a written Stock Appreciation Rights Agreement with the Company, the terms of which may differ from Stock Appreciation Rights Agreements entered into by other Awardees.  In such Stock Appreciation Rights Agreement, the Awardee shall agree to be bound by the terms and conditions of the Plan, the Stock Appreciation Rights granted pursuant thereto, and such other matters as the Committee deems appropriate.

5.5           Persons Eligible.  Each Employee and Director of the Company or any of its Affiliates shall be eligible to receive a grant of Stock Appreciation Rights.

ARTICLE VI
RESTRICTED STOCK

6.1           Terms and Conditions.  Each grant of Restricted Stock shall confer upon the Awardee thereof the right to receive a specified number of Plan Shares in accordance with the terms and conditions of a Restricted Stock Agreement as set forth in Section 6.2.  The general terms and conditions of the Restricted Stock grants shall be as follows:

(a)
Restrictions.  Any Plan Shares awarded under this Article shall be restricted for a period of time to be determined by the Committee at the time of the award, which period shall be not less than 3 years and not more than 10 years.  The restrictions shall prohibit the sale, assignment, transfer, pledge, or other encumbrance of the Plan Shares and will provide for possible reversion thereof to the Company in accordance with paragraph (b) during the period of restriction.

(b)
Forfeiture Upon Termination of Employment.  All Restricted Stock awarded under this Article shall be forfeited and returned to the Company in the event the Awardee ceases to be an Employee or Director of the Company or one of its subsidiaries or affiliates prior to the expiration of the period of restriction, unless the Awardee’s termination of employment or service is due to his death, Permanent Disability, or Retirement, or termination without Cause, or constructive termination after a Change in Control.  Whether or not an Awardee’s Retirement or Permanent Disability has occurred will be determined by the Committee in its sole discretion.

(c)
Lapse of Restrictions Upon Death or Disability.  In the event of an Awardee’ s death or Permanent Disability, or termination without cause, or constructive termination after a Change in Control, the restrictions under paragraph (a) will lapse with respect to all Restricted Stock awarded to the Awardee under this Article prior to any such event, and the Plan Shares involved shall cease to be Restricted Stock within the meaning of this Article and shall no longer be subject to forfeiture to the Company pursuant to paragraph (b).

9

(d)
Effect of Retirement.  In the event of an Awardee’s Retirement, the restrictions under paragraph (a) shall continue to apply as though the Awardee were still an Employee or Director unless the Committee shortens the restriction period.

(e)
Certificates.  Plan Share certificates issued with respect to awards of Restricted Stock shall be registered in the name of the Awardee but shall be delivered by him to the Company together with a stock power endorsed in blank.  Each such certificate shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, RESTRICTIONS ON TRANSFER, AND CERTAIN OTHER TERMS AND CONDITIONS SET FORTH IN THE AZZ incorporated 2005 LONG-TERM INCENTIVE PLAN AND THE RESTRICTED STOCK AGREEMENT BETWEEN THE REGISTERED OWNER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND AZZ incorporated, ENTERED PURSUANT TO SUCH PLAN.”

(f)
Lapse of Restriction Period.  Upon the lapse of a restriction period as determined pursuant to paragraph (a), the Company will return the stock certificates representing the Plan Shares with respect to which the restriction has lapsed to the Awardee or his legal representative and pursuant to the instruction of the Awardee or his legally authorized representative will issue a certificate for such Plan Shares which does not bear the legend set forth in paragraph (e).

(g)
Restrictions on Corresponding Securities and Assets.  Any other securities or assets (other than ordinary cash dividends) that are received by an Awardee with respect to Restricted Stock awarded to him, which is still subject to restrictions provided for in paragraph (a), will be subject to the same restrictions and shall be delivered by the Awardee to the Company as provided in paragraph (e).

(h)
Rights in Restricted Stock.  From the time of grant of the Restricted Stock, the Awardee shall be entitled to exercise all voting rights attributable to the Restricted Stock, subject to forfeiture of such voting rights and the Restricted Stock as provided in paragraph (b).

6.2           Individual Restricted Stock Agreements.  Each Awardee of Restricted Stock shall be required to enter a written Restricted Stock Agreement with the Company, the terms of which may differ from Restricted Stock Agreements entered into by other Awardees, as a precondition to receiving the award.  In such Restricted Stock Agreement, the Awardee shall agree to be bound by the terms and conditions of the Plan, the awards made pursuant hereto, and such other matters as the Committee deems appropriate.

6.3           Persons Eligible.  Each Employee and Director of the Company or any of its Affiliates shall be eligible to receive a grant of Restricted Stock.

ARTICLE VII
STOCK UNIT AWARDS

7.1           Terms and Conditions.  The terms and conditions of Stock Unit Awards granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Stock Unit Awards granted under this Article satisfy the requirements of this Article.  However, in the absence of a determination by the Committee to the contrary, the right to exercise Stock Unit Awards granted under this Article shall vest 20% on the date of the Award and 20% on each of the first four anniversaries of that date.

7.2           Settlement of Stock Unit Awards.  A Stock Unit Award is an Award denominated in shares of Common Stock that may be settled either in shares of Common Stock or in cash, in the discretion of the Committee.  Notwithstanding anything herein or in any Award Agreement to the contrary, no participant in the Plan who is subject to United States federal income tax shall be awarded a Stock Unit Award unless the Committee determines that such Stock Unit Award does not provide for the deferral of compensation within the meaning of Section 409A of the Code.

10

7.3           Individual Stock Unit Award Agreements.  Each Awardee receiving a Stock Unit Award pursuant to this Article shall be required to enter a written Stock Unit Award Agreement with the Company, the terms of which may differ from Stock Unit Award Agreements entered into by other Awardees.  In such Stock Unit Award Agreement, the Awardee shall agree to be bound by the terms and conditions of the Plan, the Stock Unit Award granted pursuant thereto, and such other matters as the Committee deems appropriate.

7.4           Persons Eligible.  Each Employee and Director of the Company or any of its Affiliates shall be eligible to receive a grant of Stock Unit Awards.

ARTICLE VIII
PERFORMANCE AWARDS

8.1           Terms and Conditions.  The terms and conditions of Performance Awards granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Performance Awards granted under this Article satisfy the requirements of this Article.  A Performance Award may consist of either or both, as the Committee may determine, (i) "Performance Shares" or the right to receive shares of Common Stock, Restricted Stock or cash of an equivalent value, or any combination thereof as the Committee may determine, or (ii) "Performance Units," or the right to receive a fixed dollar amount payable in cash, shares of Common Stock, Restricted Stock or any combination thereof, as the Committee may determine.  The Committee may grant Performance Awards to any Awardee for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as may be specified at the time of the grant.  The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting (including the acceleration thereof), whether Performance Awards are forfeited or vest upon termination of employment or service during a performance period and the maximum or minimum settlement values; provided, however, that Performance Awards may not fully vest in less than one year in the case of performance vesting or three years in the case of time vesting.  Each Performance Award shall have its own terms and conditions, which shall be determined at the discretion of the Committee.  If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.  Performance Awards may be valued by reference to the Fair Market Value of a share of common stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales, cost or earnings performance objectives that the Committee believes to be relevant to the Company's business and for remaining in the employ or active service of the Company for a specified period of time, or the Company's performance or the performance of its shares of Common Stock measured against the performance of the market, the Company's industry segment or its direct competitors.  Notwithstanding anything herein or in any Award Agreement to the contrary, no participant in the Plan who is subject to United States federal income tax shall be awarded a Performance Award unless the Committee determines that such Performance Award does not provide for the deferral of compensation within the meaning of Section 409A of the Code.

8.2           Settlement of Performance Awards.  Performance Awards may be paid in cash, shares of Common Stock (including Restricted Stock) or other consideration, or any combination thereof.  If payable in shares of Common Stock, the consideration for the issuance of the shares of Common Stock may be the achievement of the performance objective established at the time of the grant of the Performance Award.  Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective, all at the Committee's discretion.  The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

8.3           Individual Performance Award Agreements.  Each Awardee of a Performance Award pursuant to this Article shall be required to enter a written Performance Award Agreement with the Company, the terms of which may differ from Performance Award Agreements entered into by other Awardees.  In such Performance Award Agreement, the Awardee shall agree to be bound by the terms and conditions of the Plan, the Performance Award granted pursuant thereto, and such other matters as the Committee deems appropriate.

11

8.4           Persons Eligible.  Each Employee and Director of the Company or any of its Affiliates shall be eligible to receive a Performance Award.

ARTICLE IX
TERMINATION, AMENDMENT AND ADJUSTMENT

9.1           Termination and Amendment.  The Plan shall terminate on the date that is one day prior to the tenth anniversary of the Effective Date.  No Award shall be granted under the Plan after that date of termination.  Subject to the limitations contained in this Section, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Award Agreements to be used in connection herewith; provided that no amendment or revision may be made without the approval of the shareholders of the Company if such approval is required under the Code, Rule 16b-3, or any other applicable law or rule or if such amendment increases the number of shares available for Awards under the Plan.  No amendment, suspension, or termination of the Plan shall, without the consent of the individual who has received an Award hereunder, alter or impair any of that individual’s rights or obligations under any Award granted prior to that amendment, suspension, or termination. Notwithstanding any provision in this plan to the contrary, no option or stock appreciation right may be amended to reduce the price per share of the shares subject to such option or the exercise price of such stock appreciation right, as applicable, below the option price or exercise price as of the date the option or stock appreciation right is granted.  In addition, no option or stock appreciation rights maybe granted in exchange for, or in connection with, the cancellation or surrender of an option, stock appreciation right or other award having a higher option or exercise price.

9.2           Adjustments.  If the outstanding Common Stock is increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split, or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Awards may be granted under the Plan.  A corresponding adjustment changing the number or kind of shares allocated to outstanding Awards, or portions thereof granted prior to any such change also shall be made.  Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share covered by the Options.  The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

ARTICLE X
MISCELLANEOUS

10.1           Other Compensation Plans.  The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Affiliate of the Company, nor shall the Plan preclude the Company or any Affiliate thereof from establishing any other forms of incentive or other compensation plans.

10.2           Plan Binding on Successors.  The Plan shall be binding upon the successors and assigns of the Company and any Subsidiary or affiliate of the Company that adopts the Plan.

10.3           Number and Gender.  Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

12

10.4           Headings.  Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

10.5           Governing Law.  The Plan shall be construed and governed in accordance with the laws of the State of Texas.

ARTICLE XI
CODE SECTION 162(M) LIMITATIONS

11.1  Applicability.  The provisions of this Article XI apply, to the extent specified in the applicable Award Agreement, to Awards granted to “covered individuals” within the meaning of Code Section 162(m) and to individuals who the Committee determines may be “covered individuals” at the time of payment of an Award.  In the event of any inconsistencies between this Article XI and the other Plan provisions, the provisions of this Article XI shall control.

11.2  Establishment of Performance Goals.  Awards, other than Options and Stock Appreciation Rights, shall be based on the attainment of certain performance goals.  No later than the earlier of (i) ninety (90) days after the commencement of the applicable fiscal year or such other award period as may be established by the Committee ("Award Period") and (ii) the completion of twenty-five percent (25%) of such Award Period, the Committee shall establish, in writing, the performance goals applicable to each such Award.  At the time the performance goals are established by the Committee, their outcome must be substantially uncertain.  In addition, the performance goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Awardee if the goal is obtained.  Such formula or standard shall be sufficiently objective so that a third party with knowledge of the relevant performance results could calculate the amount to be paid to the subject Awardee.  The material terms of the performance goals for Awardees and the compensation payable thereunder shall be submitted to the Shareholders for their review and approval if and to the extent required for such compensation to be deductible pursuant to Section 162(m) (or any successor thereto) of the Code, and the Treasury Regulations thereunder.  Shareholder approval, if necessary, shall be obtained for such performance goals prior to any Award being paid to such Awardee.  If Shareholder approval is required and the Shareholders do not approve such performance goals, no amount shall be paid to such Awardee for such applicable Award Period under the Plan.  The disclosure of the "material terms" of a performance goal and the compensation payable thereunder shall be determined under the guidelines set forth under Section 162(m) of the Code, and the Treasury Regulations thereunder.

11.3  Components of Awards.  Each Award to an Awardee, other than Options and Stock Appreciation Rights, shall be based on performance goals that are sufficiently objective so that a third party having knowledge of the relevant facts could determine whether the goal was met.  Except as provided in Section 11.8 hereof, performance measures that may serve as determinants of Awards shall be limited to the following measures: [earnings per share; return on assets; return on equity; return on capital; net profit after taxes; net profit before taxes; economic value added; operating profits; stock price; market share; and sales or expenses.]  Within ninety (90) days following the end of each Award Period, the Committee shall certify in writing that the performance goals, and any other material terms were satisfied.  Thereafter, Awards shall be made for each Awardee as determined by the Committee.  The Awards may not vary from the pre-established amount based on the level of achievement.

11.4  No Mid-Year Change in Awards.  Except as provided in Sections 11.8 and 11.9 hereof, each Award, other than Options and Stock Appreciation Rights, shall be based exclusively on the performance measures established by the Committee pursuant to Sections 11.2 and 11.3.

11.5  No Partial Award Period Participation.  An Awardee who becomes eligible to participate in the Plan after performance goals have been established in an Award Period pursuant to Sections 11.2 and 11.3 may not participate in the Plan prior to the next succeeding Award Period, except with respect to Awards that are Options or Stock Appreciation Rights.

13

11.6  Performance Goals.  Except as provided in Section 11.8 hereof, performance goals shall not be changed following their establishment, and Awardees shall not receive any payout, except with respect to Awards that are Options or Stock Appreciation Rights, when the minimum performance goals are not met or exceeded.

11.7  Individual Performance and Discretionary Adjustments.  Except as provided in Section 11.8 hereof, subjective evaluations of individual performance of the Awardees shall not be reflected in their Awards, other than Awards that are Options or Stock Appreciation Rights.  The payment of such Awards shall be entirely dependent upon the attainment of the pre-established performance goals.

11.8  Amendments.  No amendment of the Plan with respect to any Awardee may be made that would (i) increase the maximum amount that can be paid to any one Optionee under the Plan, (ii) change the specified performance goal for payment of Awards, or (iii) modify the requirements as to eligibility for participation in the Plan, unless the Shareholders have first approved such amendment in a manner that would permit the deduction under Section 162(m) of the Code of such payment in the fiscal year it is paid.  The Committee may amend this Article XI and such other provisions as it deems appropriate, to cause amounts payable to Awardees to satisfy the requirements of Section 162(m) and the Treasury Regulations promulgated thereunder.

11.9  Stock Options and Stock Appreciation Rights; Maximum Amount of Compensation.  Notwithstanding any provision of this Plan (including the provisions of this Article XI) to the contrary, the amount of compensation that an Awardee may receive with respect to Options and Stock Appreciation Rights that are granted hereunder shall be based solely on an increase in the value of the applicable shares of Common Stock after the date of grant of such Award.  Thus, no Option may be granted hereunder to an Awardee with an exercise price less than the Fair Market Value of the subject shares of Common Stock on the date of grant.  The maximum amount of compensation payable as an Award (other than an Award that is an Option or Stock Appreciation Right) to any Awardee during any calendar year may not exceed $1,000,000.  Section 1.6 sets forth the maximum number of shares of Common Stock with respect to which Options or Stock Appreciation Rights may be granted to any Awardee during any calendar year.

ARTICLE XII
DEFINITIONS

As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

12.1           The term “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with such Person, including each Subsidiary, as defined below.

12.2           “Award” means the grant of an Option or Restricted Stock, Stock Appreciation Right, Stock Unit Award or Performance Award.

12.3           “Award Agreement” means an Option Agreement, Restricted Stock Agreement, Stock Appreciation Rights Agreement, Stock Unit Award Agreement or Performance Award Agreement.

12.4           “Award Period” has the meaning set forth in Section 11.2.

12.5           “Awardee” means the recipient of an Award.

12.6           “Board” means the Board of Directors of the Company.

12.7           “Cause” means conviction of a crime involving moral turpitude or a crime providing for a term of imprisonment in a federal or state penitentiary; commission of any willful malfeasance or gross negligence in the discharge of duties to the Company or any of its Affiliates having a material adverse effect on the Company or any of its affiliates, their business or reputations; or, failure to correct within five days after written notice, any specific failure in performance of the duties of the Person’s position with the Company.

14

12.8           The term “Change in Control” has the meaning set forth in Section 1.12(b).

12.9           “Code” means the Internal Revenue Code of 1986, as amended.

12.10           “Committee” means the committee appointed in accordance with Section 2.1.

12.11           “Common Stock” means the Common Stock, par value $1.00 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

12.12           “Company” means AZZ incorporated, a Texas corporation, or any successor resulting from a corporate reorganization of the Company.

12.13           “Director” means a member of the Board.

12.14           “Effective Date” means the date on which the Board approves the Plan.

12.15           “Employee,” as used with regard to any provision of the Plan relating to Incentive Stock Options, means an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Company or of any Affiliate of the Company that adopts the Plan, including Officers.

12.16           “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

12.17           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

12.18           “Fair Market Value” means such value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the Nasdaq National Market System, such value as shall be determined by the Committee on the basis of the reported sales prices for the Common Stock on the date or dates for which such determination is relevant, as reported on the national securities exchange or the Nasdaq National Market System, as the case may be.  If the Common Stock is not listed and traded upon a recognized securities exchange or on the Nasdaq National Market System, the Committee shall make a determination of Fair Market Value on a reasonable basis which may include the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

12.19           “Incentive Stock Option” means an Option granted pursuant to Article III.

12.20           “Nonqualified Stock Option” means an Option granted pursuant to Article IV.

12.21           “Officer” means an officer of the Company or any Subsidiary or Affiliate.

12.22           “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

12.23           “Optionee” means an Awardee to whom an Option has been granted hereunder.

12.24           “Option Agreement” means an agreement between the Company and an Optionee with respect to one or more Options.

15

12.25           “Performance Award” means an Award issued pursuant to Article VIII, either in the form of “Performance Shares” or “Performance Units” as those terms are defined in Section 8.1.

12.26           “Performance Award Agreement” means an agreement between the Company and an Awardee with respect to a Performance Award.

12.27           “Permanent Disability” has the meaning provided for that term in Section 22(e)(3) of the Code.

12.28           “Person” means any individual, corporation, partnership, joint venture, trust, or unincorporated organization.

12.29           “Plan” means the AZZ incorporated Amended and Restated 2005 Long-Term Incentive Plan, as set forth herein and as amended from time to time.

12.30           “Plan Shares” means shares of Common Stock issuable pursuant to the Plan.

12.31           “Restricted Stock” means stock issued pursuant to Article V.

12.32           “Restricted Stock Agreement” means an agreement between the Company and an Awardee with respect to Restricted Stock.

12.33           “Retirement” occurs when an Awardee terminates his employment or service relationship with the Company or a Subsidiary on or after the date he (a) turns 65 years old or (b) turns 55 years old and has completed ten years of service with the Company or a Subsidiary or Affiliate as otherwise determined by the Board.

12.34           “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

12.35           “Securities Act” means the Securities Act of 1933, as amended.

12.36           “Shareholders” means the holders of Common Stock and/or, to the extent the context requires, other equity securities of the Company.

12.37           “Stock Appreciation Right” means a right granted pursuant to Article V.

12.38           “Stock Appreciation Rights Agreement” means an agreement between the Company and an Awardee with respect to Stock Appreciation Rights.

12.39           “Stock Unit Award” means an award granted pursuant to Article VII.

12.40           “Stock Unit Award Agreement” means an Agreement between the Company and an Awardee with respect to a Stock Unit Award.

12.41           “Subsidiary” means (i) any “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code, (ii) any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the “affiliated group” as defined in Section 1504(a) of the Code, of which the Company is the common parent, and (iii) any other entity as may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to which Incentive Stock Options may be granted.

12.42           “Tax Date” means the date on which the amount of tax to be withheld is determined.

12.43           “Transaction” has the meaning set forth in Section 1.12(b)(iii).

12.44           “Treasury Regulations” means those regulations promulgated under and interpreting the Code.

12.45           The term “Voting Securities” has the meaning set forth in Section 1.12(b)(i).

16

APPENDIX B

AZZ incorporated

EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the Employee Stock Purchase Plan of AZZ incorporated, a Texas corporation.

1. Purpose.  The purpose of the Plan is to provide employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.  It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code (as defined herein).  The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” shall mean the common stock, $1.00 par value per share, of the Company.

(d) “Company” shall mean AZZ incorporated, a Texas corporation, or any successor which adopts this Plan.

(e) “Compensation” for the Offering Period shall mean the regular earnings paid to the Employee by the Employer for the applicable period used to compute federal taxable income for such period and reported as such for purposes of the Employee’s Form W-2.

(f) “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee.  Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence that meets the requirements of paragraph 10(b).

(g) “Designated Subsidiary” shall mean any Subsidiary of the Company designated by the Board in its sole discretion as eligible to participate in the Plan and listed on Schedule 1 hereto, provided that the Board, in its sole discretion, may determine at any time that any such Subsidiary will no longer be eligible to participate in the Plan and that such Subsidiary will accordingly be removed from Schedule 1 hereto.

(h) “Employee” shall mean any person, including an officer, who has been employed by the Employer for at least 90 days prior to such person electing to participate in the Plan, in accordance with the terms and conditions herein, and is customarily employed for at least twenty (20) hours per week and whose wages are subject to withholding for purposes of federal income taxes.

(i) “Employer” shall mean the Company and each of its Subsidiaries.

(j) “Enrollment Date” shall mean the first day of each Offering Period.

(k) “Exercise Date” shall mean the last day of the first payroll period ending in August and February of each year within an Offering Period.

(l) “Exercise Period” shall mean the six (6) month period commencing one (1) day after one (1) Exercise Date and ending with the next Exercise Date.

1

(m) “NYSE” shall mean the New York Stock Exchange.

(n) “Offering Period” shall mean the period of twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, as described in paragraph 4.

(o) “Participant” shall mean an Employee who has been offered the opportunity to purchase Common Stock hereunder and who has elected to participate herein by authorizing payroll deductions.

(p) “Payroll Deduction Account” shall mean that separate account maintained hereunder to record the amount of a Participant's Compensation that has been withheld hereunder.

(q) “Plan” shall mean the AZZ incorporated Employee Stock Purchase Plan.

(r) “Subsidiary” shall mean a limited partnership, limited liability company or corporation, domestic or foreign, of which, at the time of the granting of the option pursuant to paragraph 7, either not less than 50% of the total combined voting power of all classes of stock or membership interests are held by the Company or a Subsidiary or, with respect to limited partnerships, the Company is or controls the general partner of such limited partnership, whether or not such limited partnership, limited liability company or corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. Eligibility.

(a) General Rule.  Any Employee, as defined in paragraph 2, who shall be employed by an Employer on a given Enrollment Date and for at least ninety (90) days prior to such Enrollment Date, shall be eligible to participate in the Plan, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code.

(b) Exceptions.  Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option to purchase Common Stock under the Plan if:

(i) Immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 425(d) of the Code) would own stock (including for purposes of this paragraph 3(b) any stock he or she holds outstanding options to purchase) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Designated Subsidiary computed in accordance with the Code Section 423(b)(3), or

(ii) Such option would permit such Employee's right to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds the maximum rate allowed by Section 423 of the Code, which is currently Twenty-Five Thousand Dollars ($25,000) of the fair market value of such stock (determined at the time such option is granted), for each calendar year in which such option is outstanding at any time, in accordance with the provisions of Code Section 423(b)(8).

4. Offering Periods.  The Plan shall be implemented by Offering Periods with the first Offering Period beginning on or about the first Monday immediately following the completion of the first payroll period ending in September 2008, and continuing until terminated in accordance with the Plan. The Board of the Company shall have the power to change the duration of the offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.  Absent action by the Board, each Offering Period shall be for a period of twenty-four (24) months and new Offering Periods shall commence on the Monday immediately following the completion of the first payroll period ending in September and March of each year.

5. Participation.

(a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions, in a form substantially similar to Exhibit A attached to the Plan (“Subscription Agreement”), and filing it with the Company's Human Resources Department prior to the applicable Enrollment Date, unless a later time for filing the Subscription Agreement is set by the Board for  all eligible Employees with respect to a given Offering Period.

2

(b) Payroll deductions for a Participant shall commence with the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in paragraph 10.

(c) An Employee who is otherwise eligible to participate herein may waive his or her right to participate for any Offering Period by declining to authorize a payroll deduction. Such declination must be filed in writing in the time and manner specified thereby.  The filing of a written declination shall result in the Employee's waiver of participation for only the Offering Period to which it relates and shall be irrevocable with respect to such Offering Period.  Except as otherwise provided in this paragraph, an Employee's waiver of participation for a specified Offering Period shall not, in and of itself, adversely impact the right of such Employee to participate in the Plan during any subsequent Offering Periods except those Offering Periods with respect to which he or she files additional written declinations in accordance with the provisions of this paragraph.

6. Payroll Deductions.

(a) At the time a Participant files his or her Subscription Agreement, such Participant shall elect to have payroll deductions made on each pay date during the Offering Period at the rate not to exceed ten percent (10%) of the Compensation which he or she receives on each pay date during the Offering Period, provided that the aggregate amount of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the Participant's aggregate Compensation during said Offering Period.  An eligible Employee may participate in only one Offering Period at a time.

(b) All payroll deductions made by a Participant shall be credited to his or her Payroll Deduction Account under the Plan. A Participant may not make any additional payments into such Payroll Deduction Account.

(c) A Participant may discontinue his or her payroll deductions during the Offering Period by completing and filing with the Human Resources Department of the Company a new Subscription Agreement authorizing a change in the rate of payroll deductions, provided that, in the event that Participant desires to change the rate of his or her payroll deductions but to otherwise continue participating in the Plan, such a change in the rate of payroll deductions shall provide for payroll deductions of at least one percent (1%) of such Participant’s Compensation and any changes to his or her payroll deductions shall otherwise be made in increments of one percent (1%).  The change in rate shall be effective no earlier than fifteen (15) days following the Company's receipt of the new authorization.

7. Grant of Option.

(a)  On the Enrollment Date of each Offering Period each Participant in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period up to a number of whole shares of the Company's Common Stock determined by dividing ten percent (10%) of the Participant's Compensation by eighty-five percent (85%) of the lower of (i) fair market value of a share of Common Stock on the Enrollment Date, or (ii) the fair market value of a share of Common Stock on the Exercise Date; provided, however, that the number of shares subject to such option shall be reduced, if necessary, to a number of shares which would not exceed the limitations described in paragraph 3(b) or paragraph 12(a) hereof.  The fair market value of a share of the Company's Common Stock shall be determined as provided in paragraph 7(b) herein.

(b)  The exercise price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock on the Enrollment Date, or (ii) 85% of the fair market value of a share of the Common Stock on the Exercise Date.  The fair market value of the Company's Common Stock on a given date shall be the closing price of such Common Stock as reported by the NYSE, or reported on such other national exchange as it may, from time to time, be reported on, on such date (or if there shall be no trading on such date, then on the first previous date on which there is such trading), unless the Common Stock ceases to be traded on a national exchange.  If the Common Stock ceases to be traded on a national exchange, its fair market value shall be determined by the Board in its discretion.

3

(c)  All Employees granted options hereunder shall have the same rights and privileges subject to the limitations contained herein.

8. Exercise of Option.  The Participant's option for the purchase of shares will be exercised automatically on each Exercise Date of each Offering Period, and the maximum number of full shares subject to such option will be purchased for such Participant at the applicable exercise price with the payroll deductions accumulated in his or her Payroll Deduction Account, unless prior to such Exercise Date the Participant has withdrawn from the Offering Period or from the Exercise Period as provided in paragraph 10.  Notwithstanding the foregoing, the Company shall not be required to issue fractional shares for the Participant pursuant to the Plan.  During a Participant's lifetime a Participant's option to purchase shares hereunder is exercisable only by such Participant.

9. Delivery.  As promptly as practicable after each Exercise Date, the Company shall arrange the delivery to each Participant, or to his or her account at a brokerage firm, of a certificate representing the shares purchased upon exercise of his or her option, provided, however, that the Board may permit or require that shares of Common Stock issued pursuant to the Plan be deposited directly with a broker designated by the Board or to a designated agent of the Company. The Board may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares.  Notwithstanding anything in this Plan to the contrary, the Company, in its sole discretion, upon a Participant’s purchase of shares of Common Stock through exercise of his or her option, may issue such shares of Common Stock pursuant to the direct registration system, and, in lieu of the issuance of certificated shares, may issue uncertificated shares, to the account of the Participant.  Any references to share certificates shall, in such event, be deemed to refer to uncertificated shares.  Any amount remaining in the Participant's Payroll Deduction Account after an Exercise Date shall be held in the Payroll Deduction Account until the next Exercise Date in such Offering Period, unless the Offering Period has been oversubscribed or has terminated with such Exercise Date, in which case such amount shall be refunded to the Participant.  In the event that Participant transfers shares of Common Stock acquired pursuant to the Plan, Participant shall first give his or her Employer notice of such transfer by delivering to the Company a notice in the form attached hereto as Exhibit B.  Upon receipt of such notice, the Company will provide the Participant with a notice in the form attached hereto as Exhibit C.

10.  Withdrawal; Termination of Employment.

(a) A Participant may withdraw all, but not less than all, of the payroll deductions credited to his or her Payroll Deduction Account and not yet used toward the exercise of his or her option under the Plan at any time by giving written notice to the Company on a form substantially similar to Exhibit D attached to this Plan.  All of the Participant's payroll deductions credited to his or her Payroll Deduction Account will be paid to such Participant promptly after receipt of his or her notice of withdrawal.  A withdrawal of a Participant's Payroll Deduction Account shall terminate the Participant's participation for the Exercise Period in which the withdrawal occurs.  No further payroll deductions for the purchase of shares will be made during the Exercise Period.  A Participant may resume payroll deductions as the beginning of any subsequent Exercise Period that is within the Offering Period by delivering written notice on a form substantially similar to Exhibit E attached to this Plan.

(b) Upon termination of the Participant's Continuous Status as an Employee of the Company for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her Payroll Deduction Account will be returned to such Participant and his or her option will be cancelled; provided, however, that a Participant who goes on a leave of absence shall be permitted to remain in the Plan with respect to an Offering Period which commenced prior to the beginning of such leave of absence.  If such Participant is not guaranteed reemployment by contract or statute and the leave of absence exceeds ninety (90) days, such Participant shall be deemed to have terminated employment on the 91st day of such leave of absence.  Payroll deductions for a Participant who has been on a leave of absence will resume upon return to work at the same rate as in effect prior to such leave unless changed by such Participant or unless the leave of absence begins in one Offering Period and ends in a subsequent Offering Period, in which case the Participant shall not be permitted to re-enter the Plan until a new Subscription Agreement is filed with respect to an Offering Period which commences after such Participant has returned to work from the leave of absence.

4

      (c) A Participant's withdrawal from one Offering Period will not have any effect upon his or her eligibility to participate in a different Offering Period or in any similar Plan which may hereafter be adopted by the Company.  Although a Participant may withdraw from one Offering Period and join another Offering Period which commenced prior to the end of the Offering Period from which he or she withdrew, such a change shall not transfer payroll deductions from one Offering Period to another.

11. Interest.  No interest shall accrue on the payroll deductions of a Participant in the Plan.

12.  Common Stock.

(a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be five hundred thousand (500,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18.  Either authorized and unissued shares or issued shares heretofore or hereafter reacquired by the Employer may be made subject to purchase under the Plan, in the sole and absolute discretion of the Board.  Further, if for any reason any purchase of Common Stock under the Plan is not consummated, shares subject to such purchase agreement may be subjected to a new Subscription Agreement under the Plan.  If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.  In such event, the Company shall give written notice of such reduction of the number of shares which each Employee shall be allowed to purchase.  Notwithstanding anything to the contrary herein, the Company shall not be obligated to issue Common Stock hereunder if, in the opinion of counsel for the Company, such issuance would constitute a violation of Federal or state securities laws or NYSE listing standards.

(b) The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or, at the prior written request of the Participant, in the names of the Participant and his or her spouse.

13.  Administration.  The Plan shall be administered by the Board or a committee appointed by the Board.  If a committee is appointed by the Board, such committee shall have all of the powers of the Board with respect to the Plan except for those powers set forth in paragraph 19 hereof.  Members of the Board who are eligible employees are permitted to participate in the Plan; provided, however, that (i) members of the Board who are eligible Employees may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan, and (ii) if a committee is appointed by the Board to administer the Plan, no committee member will be eligible to participate in the Plan.  The Board or a committee appointed hereunder shall have the following powers and duties:

(a) To direct the administration of the Plan in accordance with the provisions herein set forth;

(b) To adopt rules of procedure and regulations necessary for the administration of the Plan provided the rules are not inconsistent with the terms of the Plan;

(c) To determine all questions with regard to rights of Employees and Participants under the Plan, including, but not limited to, rights of eligibility of an Employee to participate in the Plan;

(d) To enforce the terms of the Plan and the rules and regulations it adopts;

(e) To direct the distribution of the shares of Common Stock purchased hereunder;

(f) To furnish the Employer with information which the Employer may require for tax or other purposes;

5

(g) To engage the service of counsel (who may, if appropriate, be counsel for the Employer) and agents whom it may deem advisable to assist it with the performance of its duties;

(h) To prescribe procedures to be followed by Participants in electing to participate herein;

(i) To receive from each Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

(j) To maintain, or cause to be maintained, separate accounts in the name of each Participant to reflect the Participant's Payroll Deduction Account under the Plan; and

(k) To interpret and construe the Plan.

14. Designation of Beneficiary.

(a) A Participant may file a written designation of a beneficiary who is to receive any shares from the Participant's Payroll Deduction Account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which an option is exercised but prior to the issuance of such shares.  In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Payroll Deduction Account under the Plan in the event of such Participant's death prior to the Exercise Date of the option.

(b) Such designation of beneficiary may be changed by the Participant at any time by delivering written notice of such change to the Company, which shall set forth the name and address of the new beneficiary.  In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability.  Neither payroll deductions credited to Participant's Payroll Deduction Account nor any rights with regard to the exercise of an option to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the Participant.  Any such attempt at assignment, transfer, pledge or other disposition, other than as permitted in the Code, shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

16. Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. Reports.  Individual Payroll Deduction Accounts will be maintained for each Participant in the Plan.  Statements of Payroll Deduction Account will be given to participating Employees promptly following an Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization.  If an option under this Plan is exercised subsequent to any stock dividend, stock split, spinoff, recapitalization, merger, consolidation, exchange of shares or the like, occurring after such option was granted, as a result of which shares of any class shall be issued in respect of the outstanding shares, or shares shall be changed into a different number of the same or another class or classes, the number of shares to which such option shall be applicable and the option price for such shares shall be appropriately adjusted by the Company.  Any such adjustment, however, in the Common Stock shall be made without change in the total price applicable to the portion of the Common Stock purchased hereunder which has not been fully paid for, but with a corresponding adjustment, if appropriate, in the price for each share of Common Stock.

6

In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.  In the event of a proposed sale of all or substantially all of the assets of the Company, or  the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable.  If the Board makes an option fully exercisable, in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Participant that the option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the option will terminate upon the expiration of such period.

19. Amendment or Termination.  The Board may at any time and for any reason terminate or amend the Plan.  Except as specifically provided in the Plan, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interest of the Company and its shareholders.  Except as specifically provided in the Plan or as required to obtain a favorable ruling from the Internal Revenue Service, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant.  To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Rules of the NYSE or any other requirement applicable to the Employer, the Company shall obtain shareholder approval in such manner and to such a degree as required.  Furthermore, the Board shall not modify, extend or renew any option granted hereunder that would subject the option to Section 409A of the Code pursuant to Treasury Regulation § 1.409A-1(b)(5)(ii) or take any other action that would result in an impermissible deferral of compensation in violation of Section 409A of the Code.

20. Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Shareholder Approval.  Commencement of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted.

22. Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares  pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute, such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in paragraph 21.  It shall continue in effect for a term of ten (10) years unless sooner terminated under paragraph 19.

24. No Rights Implied.  Nothing contained in this Plan or any modification or amendment to the Plan or in the creation of any Participant's Payroll Deduction Account, or the execution of any participation election form, or the issuance of any shares of Common Stock, shall give any Employee or Participant any right to continue employment, any legal or equitable right against the Employer or Company or  any officer, director, or Employee of the Employer or Company, except as expressly provided by the Plan.

7

25. Severability.  In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

26. Notice.  Any notice required to be given herein by the Employer, the Company or the Board shall be deemed delivered, when (a) personally delivered, or (b) placed in the United States mails, in an envelope addressed to the last known address of the person to whom the notice is given.

27. Waiver of Notice.  Any person entitled to notice under the Plan may waive the notice.

28. Successors and Assigns.  The Plan shall be binding upon all persons entitled to purchase Common Stock under the Plan, their respective heirs, legatees, and legal representatives upon the Employer, its successors and assigns.

29. Headings.  The titles and headings of the paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

30. Law.  All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by Federal statute.  The obligation of the Employer to sell and deliver Common Stock under the Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Common Stock.

31. No Liability for Good Faith Determinations.  Neither the members of the Board nor any member of the committee appointed by the Board (nor their delegates) shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase shares of Common Stock granted under it, and members of the Board and such committee (and their delegatees) shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

32. Application of Plan Provisions.  Except as provided in paragraph 32, the provisions of this Plan shall be applied separately to each Subsidiary and its employees exactly as if each such Subsidiary participating in the Plan was the sole and only employer which is a party hereto.  Except in paragraph 32, the word “Employer,” wherever used herein, shall be deemed to refer only to the particular Employer separately insofar as that Employer and its Employees are concerned, and likewise the words “Employee,” “Employees,” “Participant” and “Participants” shall be deemed to refer solely to the Employees of that particular Employer, or such of them as may become Participants, as if their Employer were the sole and only Employer which is a party hereto.

[Remainder of Page Intentionally Left Blank]

8

IN WITNESS WHEREOF, this Employee Stock Purchase Plan has been executed  effective this __________ day of ______________, 2008.

AZZ INCORPORATED

By:
Name: David H. Dingus
Title:   Chief Executive Officer

Signature Page to AZZ incorporated Employee Stock Purchase Plan

Schedule 1

Designated Subsidiaries
(attached hereto and incorporated by reference herein)

Subsidiaries of Registrant

(Last Revised 5/7/08)

AZZ incorporated
75-0948250
3/26/56
Aztec Industries, Inc.
75-1318815
8/21/69
The Calvert Company, Inc.
64-0792921
9/28/90
Gulf Coast Galvanizing, Inc.
75-2493283
1/28/94
Arkgalv, Inc. (d/b/a Arkansas Galvanizing, Inc.)
75-2254883
11/29/88
Arbor-Crowley, Inc.
51-0337454
12/3/91
Atkinson Industries, Inc.
48-0126010
1/23/36
Aztec Industries, Inc. - Moss Point
75-2107319
3/1/86
Automatic Processing Incorporated
64-0594499
1/6/77
AZZ GP, LLC
No FEIN
9/30/2000
AZZ LP, LLC
No FEIN
9/30/2000
99% Limited Partner
AZZ Holdings, Inc.
51-0337457
12/3/91
1% General Partner
AZZ Group, LP
75-2403898
9/30/00
Aztec Manufacturing Partnership, Ltd.
75-2403896
12/4/91
1% General Partner
Aztec Manufacturing-Waskom Partnership, Ltd.
Rig-A-Lite Partnership, Ltd.
75-0353821
12/4/91
International Galvanizers Partnership, Ltd.
Drilling Rig Electrical Systems Co. Partnership, Ltd.
99% Limited Partner
Arizona Galvanizing, Inc.
75-2508828
4/28/93
Hobson Galvanizing, Inc.
72-1350019
4/4/97
CGIT Systems, Inc.
75-2832437
9/1/99
Westside Galvanizing Services, Inc.
72-0866859
2/1/2000
Central Electric Company
43-0995652
Carter and Crawley, Inc.
75-2960819
Central Electric Manufacturing Company
43-0716500
Electrical Power Systems, Inc.
43-1759385
Clark Control Systems, Inc.
63-1148768
AAA Galvanizing Joliet, Inc.
26-2027280
AAA Galvanizing Dixon, Inc.
26-2027459
Witt Galvanizing Cincinnati, Inc.
20-5044366
Witt Galvanizing Muncie, Inc.
20-5044420
Witt Galvanizing Plymouth, Inc.
20-5044257
AAA Galvanizing Chelsea, Inc.
26-2027777
AAA Galvanizing Peoria, Inc.
26-2027580
AAA Galvanizing Winsted, Inc.
26-2027898
AAA Galvanizing Hamilton, Inc.
26-2027127
Reporting Legend:
State of Formation
Footnote Reference
AZZ
75-2222222
FEIN
Date of Formation
State of Commercial Domicile

0101013123

EXHIBIT A

AZZ incorporated

EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

I, ________________, have read the attached AZZ incorporated Employee Stock Purchase Plan (the “Plan”). I understand that capitalized terms not otherwise defined in this Subscription Agreement shall have the meaning given to such terms in the Plan. I have decided (check one):

NOT to participate in the Plan.

TO PARTICIPATE in the Plan.  I wish to purchase that amount of common stock that can be purchased with _______ % of my compensation (select the percentage of your compensation from either 0 or 1 to 10, in increments of 1, that you elect to contribute).

TO STOP my current payroll deductions with respect to the Plan.

In order to pay for the shares of Common Stock that I have elected to purchase under the Plan, I hereby authorize my Employer to deduct the percentage of my compensation that I specified above from my pay each pay period while this election is in effect.

I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan.  I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on each Exercise Date of the Offering Period unless I otherwise withdraw from the Offering Period or the Plan.

I understand that any shares of Common Stock purchased in accordance with the Plan shall be subject to restrictions on transfer as set out in the Internal Revenue Code of 1986, as amended (the “Code”).  In particular, I understand that the Code requires that I hold any shares of Common Stock purchased pursuant to the Plan until the earlier of (1) two years from the date that I receive the option to purchase such shares of Common Stock pursuant to the Plan and (2) one year from the date that such shares of Common Stock are issued to me.  I agree that I will hold the shares of Common Stock purchased by me pursuant to the Plan and this Subscription Agreement in accordance with the restrictions set forth in the immediately preceding sentence.

I have received a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

I hereby agree to be bound by the terms of the Plan.  The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

[Remainder of Page Intentionally Left Blank]

In the event of my death, I hereby designate the following as my beneficiary to  receive all payments and shares due me and not yet paid or issued under the Plan:

Name and Address of Beneficiary:

I hereby confirm the statements and instructions set forth above subject to the terms and conditions set forth herein and in the Plan.

EMPLOYEE:

[Signature]

[Name]

[Date]

[Address]

[Address]

EXHIBIT B

AZZ incorporated

EMPLOYEE STOCK PURCHASE PLAN

NOTICE TO TRANSFER SHARES OF COMMON STOCK

The undersigned Participant in the Offering Period of the AZZ incorporated Employee Stock Purchase Plan (the “Plan”) that began on ____________ _____, 20__ hereby notifies the Company that the undersigned Participant intends to transfer _____________ shares of Common Stock acquired by the undersigned Participant pursuant to the Plan.

Capitalized terms not otherwise defined in this Notice to Transfer Shares of Common Stcok shall have the meaning given to such terms in the Plan.

The undersigned hereby acknowledges receipt of a copy of the Plan, and confirms the statements and instructions set forth above subject to the terms and conditions set forth herein, in the Subscription Agreement signed by the undersigned Participant on ________________ ___, 20___ and in the Plan.

PARTICIPANT:

[Signature]

[Name]

[Date]

[Address]

[Address]

EXHIBIT C

Section 6039 Notice Regarding Transfer of Stock Purchased
Under Employee Stock Purchase Plan

TO:                      [Transferor of § 423 stock (generally an employee)]
FROM:                                AZZ incorporated
RE:	Transfer of Stock Acquired Under an Employee Stock Purchase Plan (as described in § 423 of the Internal Revenue Code)

Dear           :

Pursuant to §§ 6039(a)(2) and 6039(b) of the Internal Revenue Code of 1986, as amended (the “Code”), the following information is being furnished to you with regard to your transfer during 20_ of stock acquired under the AZZ incorporated Employee Stock Purchase Plan:

1.           Corporation whose stock was transferred:

Name:	AZZ incorporated

Address:	University Centre I, Suite 200
1300 South University Drive
Fort Worth, Texas 76107

Employer Identification Number:	75-0948250

2.           Person who transferred stock originally acquired under an employee stock purchase plan (“transferor”):

Name:

Address:

Social Security Number:

3.           Date stock originally acquired by transferor:

4.           Number of shares to which title was transferred by transferor during 20___:

The shares transferred were acquired by you under a purchase right that is an option described in § 423(c) of the Code. As a result of your transfer described above, you are subject to taxation as described in § 423(c) of the Code and therefore, may have to recognize income that is taxable as ordinary income.

Please keep this statement for income tax purposes.

Dated:

AZZ INCOPORATED

By:
Name:
Title:

EXHIBIT D

AZZ incorporated

EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned Participant in the Offering Period of the AZZ incoporporated Employee Stock Purchase Plan (the “Plan”) that began on ____________ _____, 20___, (the “Enrollment Date”) hereby notifies the Company that effective on ____________ _____, 20___ (the “Withdrawal Date”) he or she withdraws from the current Exercise Period only

the Offering Period

The undersigned hereby directs the Company to pay to the undersigned as promptly as possible following the Withdrawal Date all the payroll deductions created to his or her Payroll Deduction Account with respect to such Offering Period.  The undersigned understands and agrees that if withdrawing from the Exercise Period no further payroll deductions will be made for the purchase of shares in such Exercise Period and the undersigned may not participate in another Exercise Period within the Offering Period unless the undersigned delivers to the Company a Notice to Resume Payroll Deductions. If the withdrawal is from the Offering Period, no further payroll deductions will be made for the purchase of shares in the Offering Period.

Capitalized terms not otherwise defined in this Notice of Withdrawal shall have the meaning given to such terms in the Plan.

The undersigned hereby acknowledges receipt of a copy of the Plan, and confirms the statements and instructions set forth above subject to the terms and conditions set forth herein and in the Plan.

PARTICIPANT:

[Signature]

[Name]

[Date]

[Address]

[Address]

EXHIBIT E

AZZ incorporated

EMPLOYEE STOCK PURCHASE PLAN

NOTICE TO RESUME PAYROLL DEDUCTIONS

The undersigned Participant in the Offering Period of the AZZ incorporated Employee Stock Purchase Plan (the “Plan”) that began on ____________ _____, 20__ hereby notifies the Company to resume payroll deductions for his or her Payroll Deduction Account at the beginning of the next Exercise Period in accordance with the terms of the Subscription Agreement executed by the undersigned at the beginning of the Offering Period.

Capitalized terms not otherwise defined in this Notice to Resume Payroll Deduction shall have the meaning given to such terms in the Plan.

The undersigned hereby acknowledges receipt of a copy of the Plan, and confirms the statements and instructions set forth above subject to the terms and conditions set forth herein and in the Plan.

PARTICIPANT:

[Signature]

[Name]

[Date]

[Address]

[Address]

2008 Annual Meeting of Shareholders
10:00 a.m., July 8, 2008

City Club, D.R. Horton Tower
President’s Room
301 Commerce Street
Fort Worth, Texas

C123456789

000004

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold
01 - Martin C. Bowen	☐	☐
02 - Sam Rosen	☐	☐
03 - Kevern R. Joyce	☐	☐

+

	For	Against	Abstain
2. Approval of the Amendments to the 2005 Long Term Incentive Plan.	☐	☐	☐
3. Approval of the adoption of the Employee Stock Purchase Plan.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

32AV 0183631

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

<STOCK#> 00X20A

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — AZZ incorporated

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on July 8, 2008

The undersigned, having received the Notice and accompanying Proxy Statement and revoking all prior proxies, hereby appoints H. Kirk Downey and David H. Dingus and each of them with full power of substitution in each, proxies to vote at the Annual Meeting of Shareholders to be held on July 8, 2008, at 10:00 a.m. in Fort Worth, Texas, or at any adjournment thereof, all shares of AZZ incorporated which the undersigned may be entitled to vote. Said proxies are authorized to vote as directed on the reverse side of this card. **IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.**

The Board of Directors recommends a vote FOR the election of Directors.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued and to be signed on reverse side.)